UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund: BlackRock Global Allocation Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2013

Date of reporting period: 10/31/2013

Item 1 – Report to Stockholders

OCTOBER 31, 2013

ANNUAL REPORT

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Dear Shareholder

Financial markets were volatile as 2012 drew to a close, with investors growing increasingly concerned over the possible implementation of pre-mandated tax increases and spending cuts known as the “fiscal cliff.” However, a last-minute tax deal averted the potential crisis and allowed markets to get off to a strong start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies, coupled with the absence of negative headlines from Europe, fostered an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices fall when yields rise.)

Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as America showed greater stability compared to most other regions. Slow, but positive, growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would keep its asset purchase program intact and interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a severe banking crisis in Cyprus and a generally poor outlook for European economies, many of which were mired in recession. Emerging markets significantly lagged the rest of the world as growth in these economies, particularly in China and Brazil, fell short of expectations.

In May, the Fed Chairman commented on the possibility of beginning to gradually reduce — or “taper” — the central bank’s asset purchase program before the end of 2013. Investors around the world retreated from higher risk assets in response. Markets rebounded in late June when the tone of the US central bank turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through July.

Markets slumped again in August as investors became wary of looming macro risks. Mixed economic data stirred worries about global growth and uncertainty about when and how much the Fed would scale back on stimulus. Also weighing on investors’ minds was the escalation of the revolution in Egypt and the civil war in Syria, both of which fueled higher oil prices, an additional headwind for global economic growth.

September was surprisingly positive for investors, thanks to the easing of several key risks. Most important, the Fed defied market expectations with its decision to delay tapering. Additionally, the more hawkish candidate to become the next Fed Chairman, Larry Summers, withdrew from the race. On the geopolitical front, turmoil in Egypt and Syria subsided. In Europe, the re-election of Angela Merkel as Chancellor of Germany was welcomed as a continuation of the status quo. High levels of volatility returned in late September when the Treasury Department warned that the US national debt would breach its statutory maximum soon after Oct. 17. Political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed with a last-minute compromise to reopen the government and extend the debt ceiling until early 2014.

Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Developed market equities generated the highest returns for the 6- and 12-month periods ended Oct. 31, with particular strength coming from US small-cap stocks. Emerging markets posted smaller, albeit positive returns after struggling with slowing growth and weakening currencies in the first half of 2013. Rising interest rates resulted in poor performance for US Treasury bonds and other higher-quality sectors such as tax-exempt municipals and investment grade corporate bonds. High yield bonds, on the other hand, moved higher as income-oriented investors sought meaningful returns in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“	Though periods of heightened uncertainty drove high levels of market volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of October 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	11.14%	27.18%
US small cap equities (Russell 2000® Index)	16.90	36.28
International equities (MSCI Europe, Australasia, Far East Index)	8.53	26.88
Emerging market equities (MSCI Emerging Markets Index)	1.18	6.53
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.09
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.07)	(4.64)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.97)	(1.08)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.63)	(1.69)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.50	8.86

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2013

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended October 31, 2013, the Fund’s Institutional Shares generated a positive double-digit return and outperformed the reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-US) Index (24%), BofA Merrill Lynch Current 5-Year US Treasury Index (24%) and Citigroup Non-US Dollar World Government Bond Index (16%) (the “Reference Benchmark”). All other share classes generated positive double-digit returns, but underperformed the Reference Benchmark. All share classes of the Fund underperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•	Within equities, the Fund’s overweight and stock selection in Japan contributed to performance. From a sector perspective, stock selection in information technology (“IT”), industrials, consumer discretionary, energy and health care positively impacted returns. An underweight allocation to fixed income relative to the Reference Benchmark contributed to performance. Within fixed income, overweights in convertible bonds and corporate debt were also additive.
•	Detractors from performance within equities included stock selection in Canada and the United States. From a sector perspective, stock selection and an overweight (led by gold-related securities) in materials weighed on returns. The Fund’s cash position detracted from performance. From a currency perspective, an overweight in the US dollar negatively impacted returns.

Describe recent portfolio activity.

•	During the 12-month period, the Fund’s overall equity allocation increased from 60% to 63% of net assets. Within equities, the Fund increased its weightings in Europe and Japan, and reduced its exposure to the United States. On a sector basis, the Fund increased its weightings in financials, industrials, consumer discretionary and health care, and reduced its exposures to materials, IT, energy and telecommunication services.
•	The Fund’s allocation to fixed income decreased during the period from 24% to 19% of net assets. Within fixed income, the Fund reduced exposure to government bonds, notably US Treasury securities, sovereign and provincial debt in Australia, Brazilian government bonds as well as US dollar-denominated foreign convertible bonds.
•	Reflecting the changes in the Fund’s overall allocations to the equity and fixed income asset classes during the period, the Fund’s cash and cash equivalent holdings increased from 16% to 18% of net assets. During the 12-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rate movements) relatively low.

Describe portfolio positioning at period end.

•	Relative to its Reference Benchmark, the Fund ended the period overweight in equities, substantially underweight in fixed income and overweight in cash and cash equivalents. Within equities, the Fund was overweight in Japan and Europe, and underweight in the United States. On a sector basis, the Fund was overweight in materials, health care, industrials, energy, and financials, and underweight in consumer staples, consumer discretionary and IT.
•	Within fixed income, the Fund was underweight in US Treasuries, Japanese government bonds and sovereign debt in Europe, and overweight in Australian government bonds (both sovereign and provincial) and sovereign debt in Brazil. In addition, the Fund was overweight in convertible bonds and corporate debt.
•	With respect to currency exposure, the Fund was overweight in the US dollar, Canadian dollar, Brazilian real, Singapore dollar and held smaller overweights in select emerging Asian currencies. The Fund was underweight in the Japanese yen, euro and Taiwan dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests in a portfolio of US and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.
[3]	This broad-based capitalization-weighted index is comprised of 2,438 equities from 35 countries in 4 regions, including the United States.
[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. Descriptions of these indexes can be found in the footnotes below.

Performance Summary for the Period Ended October 31, 2013

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.63%	13.97%	N/A	10.52%	N/A	8.94%	N/A
Investor A	4.47	13.63	7.66%	10.22	9.04%	8.65	8.06%
Investor B	4.09	12.75	8.25	9.34	9.05	7.96	7.96
Investor C	4.13	12.86	11.86	9.39	9.39	7.83	7.83
Class R	4.32	13.26	N/A	9.84	N/A	8.31	N/A
FTSE World Index	9.38	24.98	N/A	14.14	N/A	8.31	N/A
Reference Benchmark	5.43	13.78	N/A	10.86	N/A	7.14	N/A
US Stocks: S&P 500® Index[6]	11.14	27.18	N/A	15.17	N/A	7.46	N/A
Non-US Stocks: FTSE World (ex US) Index[7]	7.49	22.43	N/A	13.06	N/A	9.01	N/A
US Bonds: BofA Merrill Lynch Current 5-Year US Treasury Index[8]	(1.76)	(0.72)	N/A	4.46	N/A	4.45	N/A
Non-US Bonds: Citigroup Non-US Dollar World Government Bond Index[9]	0.50	(3.75)	N/A	5.05	N/A	5.06	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
[6]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
[7]	This unmanaged capitalization-weighted index is comprised of 1,819 equities in 34 countries, excluding the United States.
[8]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.
[9]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.
•	Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestment by existing shareholders or for purchase by certain employer-sponsored retirement plans.
•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.
•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s returns would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on May 1, 2013 and held through October 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,046.30	$4.02	$1,000.00	$1,021.27	$3.97	0.78%
Investor A	$1,000.00	$1,044.70	$5.36	$1,000.00	$1,019.96	$5.30	1.04%
Investor B	$1,000.00	$1,040.90	$9.41	$1,000.00	$1,015.98	$9.30	1.83%
Investor C	$1,000.00	$1,041.30	$9.16	$1,000.00	$1,016.23	$9.05	1.78%
Class R	$1,000.00	$1,043.20	$7.16	$1,000.00	$1,018.20	$7.07	1.39%
[1]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
6	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Portfolio Information

As of October 31, 2013

Percent of
Ten Largest Holdings (Equity Investments)	Long-Term Investments
Google, Inc., Class A	1%
General Electric Co.	1
Pfizer, Inc.	1
Samsung Electronics Co. Ltd.	1
Oracle Corp.	1
Visa, Inc., Class A	1
Roche Holding AG	1
JPMorgan Chase & Co.	1
Wells Fargo & Co.	1
Mastercard, Inc., Class A	1

Percent of
Geographic Allocation	Long-Term Investments
United States	51%
Japan	9
United Kingdom	7
Germany	5
France	3
Australia	3
Canada	3
Brazil	3
Switzerland	2
Netherlands	2
Other[1]	12
[1]	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

Overall Asset Exposure

	Percent of Fund’s Net Assets				Reference Benchmark[5] Percentages
	10/31/13		10/31/12
US Equities	33%[2]		35%[2]		36%
European Equities	15	[2]	11	[2]	12
Asia Pacific Equities	12	[2]	10	[2]	9
Other Equities	3		4		3
Total Equities	63	[3]	60	[3]	60

US Dollar Denominated Fixed Income Securities	12		13		24
US Issuers	9		9		—
Non-US Issuers	3		4		—
Non-US Dollar Denominated Fixed Income Securities	7		11		16
Total Fixed Income Securities	19		24		40

Cash & Short-Term Securities[4]	18		16		—
[2]	Includes value of financial futures contracts.
[3]	Includes Preferred Stock.
[4]	Cash & Short-Term Securities are reduced by the market (or nominal) value of long financial futures contracts.
[5]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	7

Consolidated Schedule of Investments October 31, 2013	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.0%
Tenaris SA — ADR	286,138	$13,394,120
Australia — 1.0%
Asciano Ltd.	9,128,852	50,134,247
Commonwealth Bank of Australia	829,617	59,734,508
Fortescue Metals Group Ltd.	12,989,922	63,707,662
Mesoblast Ltd. (a)(b)	5,013,769	31,230,992
National Australia Bank Ltd.	1,955,029	65,338,712
Orica Ltd.	1,157,028	23,034,412
QBE Insurance Group Ltd.	3,105,923	43,496,214
Rio Tinto PLC	4,512,084	228,312,145
Westpac Banking Corp.	891,287	28,937,544
		593,926,436
Austria — 0.0%
Andritz AG	343,048	21,125,515
Belgium — 0.2%
Anheuser-Busch InBev NV	959,692	99,485,134
RHJ International (a)(c)	4,040,441	21,120,738
RHJ International — ADR (a)(c)	890,354	4,660,179
		125,266,051
Brazil — 0.9%
Banco Santander Brasil SA — ADR	4,476,998	31,025,596
BR Malls Participacoes SA	2,018,556	19,553,015
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	1,167,479	57,899,704
Cielo SA	2,218,375	67,337,514
Cosan Ltd., Class A	3,517,584	55,437,124
Cyrela Brazil Realty SA	4,508,741	33,711,906
Hypermarcas SA	4,592,096	40,074,760
Itau Unibanco Holding SA, Preference Shares	3,045,343	47,035,474
MRV Engenharia e Participacoes SA	7,720,820	33,327,529
Petroleo Brasileiro SA — ADR	4,231,886	73,761,773
Qualicorp SA (a)	3,503,091	32,807,271
SLC Agricola SA	2,266,073	21,141,383
		513,113,049
Canada — 1.8%
Agrium, Inc.	643,892	54,936,865
Athabasca Oil Corp. (a)(b)	7,216,143	44,986,265
Bank of Nova Scotia	820,399	49,877,804
BCE, Inc.	534,337	23,251,206
Brookfield Asset Management, Inc., Class A	1,483,453	58,715,070
Canadian National Railway Co.	547,847	60,224,821
Canadian Natural Resources Ltd.	2,113,596	67,106,673
Eldorado Gold Corp.	8,772,401	59,147,345
First Quantum Minerals Ltd.	3,398,443	64,471,493
Goldcorp, Inc.	6,692,475	170,189,639
Rogers Communications, Inc., Class B	828,954	37,642,801

Common Stocks	Shares	Value
Canada (concluded)
Shaw Communications, Inc., Class B	2,969,125	$71,020,935
Silver Wheaton Corp.	2,182,720	49,482,262
Suncor Energy, Inc.	237,962	8,649,919
Suncor Energy, Inc.	4,256,063	154,665,733
Teck Resources Ltd., Class B	1,116,474	29,854,515
The Toronto-Dominion Bank	384,275	35,248,704
Valeant Pharmaceuticals International, Inc. (a)	254,773	26,934,602
		1,066,406,652
Chile — 0.1%
Banco Santander Chile — ADR	1,563,201	38,392,217
Sociedad Quimica y Minera de Chile SA — ADR	426,700	11,781,187
		50,173,404
China — 0.7%
Beijing Enterprises Holdings Ltd. (b)	15,756,232	129,337,907
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	116,959,394	13,450,330
China BlueChemical Ltd., Class H	35,198,800	22,625,478
Dongfeng Motor Group Co. Ltd., Class H	8,736,700	12,352,123
Haitian International Holdings Ltd.	9,746,600	23,483,360
Jiangxi Copper Co. Ltd., Class H	14,265,000	27,348,820
Kunlun Energy Co. Ltd.	34,302,000	56,113,179
SINA Corp. (a)	219,612	18,350,779
Sinopharm Group Co., Class H	11,985,500	32,464,077
Yuanda China Holdings Ltd. (b)	125,287,826	10,654,103
Zhongsheng Group Holdings Ltd. (b)	19,035,171	30,469,745
		376,649,901
Denmark — 0.1%
TDC A/S	3,402,905	30,725,725
France — 3.2%
Arkema	553,971	62,673,704
AtoS	882,793	75,249,612
AXA SA	3,654,541	91,054,470
BNP Paribas SA	2,870,348	211,754,578
Casino Guichard-Perrachon SA	247,540	27,824,693
Compagnie de Saint-Gobain	2,602,629	136,612,133
European Aeronautic Defence and Space Co. NV	3,198,451	219,172,329
LVMH Moet Hennessy Louis Vuitton SA	294,392	56,521,895
Safran SA	4,583,196	292,215,330
Sanofi	2,695,272	287,378,325
Sanofi — ADR	149,446	7,992,372
Societe Generale SA	985,424	55,666,113
Technip SA	917,377	96,084,806
Total SA	876,916	53,801,370
Total SA — ADR	1,743,389	106,660,539
UbiSoft Entertainment SA (a)	3,060,736	39,261,967

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:		CVA	Certificaten Van Aandelen	JPY	Japanese Yen	NYSE	New York Stock
			(Dutch Certificate)	JSC	Joint Stock Company		Exchange
		ETF	Exchange-Traded Fund	KRW	South Korean Won	PCL	Public Company
		EUR	Euro	LIBOR	London Interbank Offered Rate		Limited
ADR	American Depositary Receipts	FTSE	Financial Times Stock	MSCI	Morgan Stanley Capital	REIT	Real Estate
AUD	Australian Dollar		Exchange		International		Investment Trust
BRL	Brazilian Real	GBP	British Pound	MTN	Medium-Term Note	S&P	Standard & Poor’s
CAD	Canadian Dollar	GDR	Global Depositary Receipt	MXN	Mexican Peso	SPDR	Standard & Poor’s
CBOE	Chicago Board Options Exchange	HKD	Hong Kong Dollar	MYR	Malaysian Ringgit		Depository Receipts
						USD	US Dollar

See Notes to Consolidated Financial Statements.

8	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
France (concluded)
Unibail-Rodamco SE	126,432	$33,032,751
		1,852,956,987
Germany — 2.3%
Allianz SE, Registered Shares	597,617	100,341,276
BASF SE	353,201	36,667,383
Bayerische Motoren Werke AG	485,390	54,935,675
Beiersdorf AG	557,489	53,158,459
Deutsche Bank AG, Registered Shares	2,674,854	129,273,288
Deutsche Boerse AG	545,276	41,019,501
Deutsche Telekom AG, Registered Shares	7,471,993	117,420,171
Fresenius SE & Co. KGaA	766,327	99,479,542
HeidelbergCement AG	408,522	32,166,874
Lanxess AG	1,103,495	77,500,427
Linde AG	391,012	74,224,039
Muenchener Rueckversicherungs AG, Registered Shares	41,716	8,703,304
Siemens AG, Registered Shares	2,537,683	324,295,940
Telefonica Deutschland Holding AG	4,197,242	33,061,869
Volkswagen AG, Preference Shares	674,036	170,941,047
		1,353,188,795
Hong Kong — 0.3%
FU JI Food and Catering Services Holdings Ltd. (a)	2,275,802	475,532
The Link REIT	12,338,183	62,068,973
Sino Biopharmaceutical Ltd.	16,314,153	11,530,516
Sun Hung Kai Properties Ltd.	7,163,000	93,826,136
		167,901,157
India — 0.1%
Cummins India Ltd.	4,891,514	31,440,046
Indonesia — 0.1%
Siloam International Hospitals Tbk PT (a)	30,379,884	27,354,697
Telekomunikasi Indonesia Persero Tbk PT	80,206,500	16,683,785
		44,038,482
Ireland — 0.8%
Covidien PLC	1,814,318	116,315,927
Eaton Corp. PLC	1,535,107	108,317,150
Shire PLC	2,524,194	111,923,723
XL Group PLC (d)	3,139,174	95,964,549
		432,521,349
Israel — 0.1%
Check Point Software Technologies Ltd. (a)(b)	138,031	8,008,559
Mobileye, Inc.	1,438,544	50,205,185
		58,213,744
Italy — 1.2%
Ei Towers SpA	212,980	8,903,674
Eni SpA	8,387,234	212,926,066
Fiat Industrial SpA	15,579,658	184,244,978
Intesa Sanpaolo SpA	36,074,925	89,497,297
Mediaset SpA (a)	10,394,583	51,907,288
Telecom Italia SpA (b)	41,802,562	40,780,361
Telecom Italia SpA, Non-Convertible Savings Shares	4,852,222	3,795,161
UniCredit SpA	11,442,706	85,895,654
		677,950,479
Japan — 7.3%
Aisin Seiki Co. Ltd.	972,790	39,519,005
Ajinomoto Co. Inc.	2,174,000	30,420,835

Common Stocks	Shares	Value
Japan (continued)
Asahi Kasei Corp.	6,389,900	$48,630,971
Astellas Pharma, Inc.	661,870	36,896,844
Benesse Holdings, Inc.	799,300	29,791,449
Bridgestone Corp.	2,406,800	82,511,575
Canon, Inc.	1,929,099	60,875,967
Chubu Electric Power Co. Inc.	1,176,500	17,415,819
Daihatsu Motor Co. Ltd.	850,830	16,519,872
Daikin Industries Ltd.	947,800	54,530,114
Daito Trust Construction Co. Ltd.	308,800	31,529,632
Denso Corp.	1,664,380	80,004,117
East Japan Railway Co.	1,546,973	134,386,520
FANUC Corp.	204,980	32,880,356
Fuji Heavy Industries Ltd.	9,549,190	261,089,439
Fujitsu Ltd. (a)	775,000	3,329,558
Futaba Industrial Co. Ltd. (a)	1,865,750	6,951,478
Hitachi Chemical Co. Ltd.	2,290,600	35,141,866
Hitachi Ltd.	12,173,500	85,154,872
Honda Motor Co. Ltd.	3,642,481	145,454,759
Hoya Corp.	3,336,717	80,012,307
IHI Corp.	6,860,000	29,047,345
Inpex Corp.	6,320,800	73,017,686
Japan Airlines Co. Ltd.	1,390,000	81,248,769
JGC Corp.	3,137,630	120,057,598
JSR Corp.	1,837,000	34,991,205
Kao Corp.	834,100	27,778,503
KDDI Corp.	1,276,200	69,114,515
Keyence Corp.	31,100	13,329,138
Kubota Corp.	7,744,510	114,670,024
Kuraray Co. Ltd.	2,896,120	34,004,309
Kyocera Corp.	699,600	36,330,603
Mitsubishi Corp.	4,691,830	94,920,665
Mitsubishi Electric Corp.	5,329,000	58,576,153
Mitsubishi Heavy Industries Ltd.	5,502,000	34,966,682
Mitsubishi UFJ Financial Group, Inc.	11,590,700	73,812,628
Mitsui & Co. Ltd.	14,644,934	209,216,398
MS&AD Insurance Group Holdings, Inc.	1,920,162	49,650,312
Murata Manufacturing Co. Ltd.	804,440	64,572,269
Nintendo Co. Ltd.	436,500	49,086,017
Nippon Telegraph & Telephone Corp.	786,350	40,874,728
Nitori Holdings Co. Ltd.	496,550	46,579,230
Nitto Denko Corp.	743,500	38,989,834
NKSJ Holdings, Inc.	1,017,600	26,340,751
Okumura Corp.	6,202,620	29,451,028
Omron Corp.	303,500	11,581,924
Otsuka Holdings Co. Ltd.	1,073,800	30,584,037
Rinnai Corp.	450,375	34,859,045
Rohm Co. Ltd.	1,201,200	49,306,435
Ryohin Keikaku Co. Ltd.	522,400	52,112,351
Shin-Etsu Chemical Co. Ltd.	1,977,940	111,836,768
Ship Healthcare Holdings, Inc.	416,200	17,078,490
SMC Corp.	72,600	16,902,600
Sony Financial Holdings, Inc.	3,029,300	56,564,844
Sumitomo Corp.	2,145,500	27,920,032
Sumitomo Electric Industries Ltd.	2,792,200	41,839,258
Sumitomo Mitsui Financial Group, Inc.	3,265,500	157,840,786
Suntory Beverage & Food Ltd. (a)	1,498,100	49,320,528
Suzuki Motor Corp.	5,448,808	137,012,311
Toda Corp.	7,902,900	28,891,664
Tokio Marine Holdings, Inc.	6,369,921	208,834,343
Tokyo Gas Co. Ltd.	19,434,285	105,450,844
Toyota Industries Corp.	2,753,180	121,442,718
Toyota Motor Corp.	1,608,100	104,266,265

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan (concluded)
Ube Industries Ltd.	14,169,500	$29,329,362
West Japan Railway Co.	585,200	26,240,339
Yamada Denki Co. Ltd.	14,610,900	40,983,370
		4,223,872,059
Kazakhstan — 0.1%
KazMunaiGas Exploration Production JSC — GDR	3,215,777	45,631,876
Luxembourg — 0.1%
RTL Group SA (a)	584,739	63,514,317
Malaysia — 0.4%
Axiata Group Bhd	32,286,553	70,282,379
IHH Healthcare Bhd (a)	82,921,800	108,590,545
Telekom Malaysia Bhd	18,755,434	31,144,642
		210,017,566
Mexico — 0.3%
America Movil SAB de CV, Series L — ADR	1,375,019	29,439,157
Fibra Uno Administracion SA de CV (b)	6,724,984	20,916,274
Fomento Economico Mexicano SAB de CV — ADR	279,807	26,105,993
Grupo Televisa SAB CPO	4,864,403	29,714,531
Mexichem SAB de CV (b)	6,177,454	25,799,266
TF Administradora Industrial S de RL de CV (b)(c)	17,299,500	33,784,227
		165,759,448
Netherlands — 0.8%
Akzo Nobel NV	1,234,042	89,584,503
CNH Industrial NV (a)	35,010	414,028
CNH Industrial NV — Special Voting Shares (a)	759,054	8,903,705
ING Groep NV — CVA (a)	6,800,262	86,415,743
Koninklijke DSM NV	1,129,883	85,410,751
Koninklijke KPN NV (a)	8,981,107	28,704,892
Unilever NV — NY Shares	380,688	15,120,927
Unilever NV CVA	3,189,940	126,466,540
Ziggo NV	507,941	21,775,016
		462,796,105
Norway — 0.2%
Statoil ASA	5,189,578	122,791,655
Peru — 0.0%
Southern Copper Corp.	858,060	23,982,777
Philippines — 0.0%
Philippine Long Distance Telephone Co. — ADR	357,398	23,641,878
Portugal — 0.1%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	4,605,139	31,587,476
Russia — 0.1%
Novorossiysk Commercial Sea Trade Port — GDR	1,838,988	15,153,261
Sberbank	19,379,791	61,857,638
		77,010,899
Singapore — 0.4%
CapitaLand Ltd.	26,605,300	66,659,341
Oversea-Chinese Banking Corp.	7,266,120	60,784,627
Raffles Medical Group Ltd.	8,309,500	21,337,414
Singapore Press Holdings Ltd. (b)	4,985,860	17,055,073
Singapore Telecommunications Ltd.	26,757,610	81,256,972
		247,093,427

Common Stocks	Shares	Value
South Africa — 0.1%
Life Healthcare Group Holdings Ltd.	8,584,137	$35,012,970
MTN Group Ltd.	809,611	16,092,764
		51,105,734
South Korea — 1.0%
Cheil Industries, Inc.	286,667	24,306,535
Hana Financial Group, Inc.	587,573	22,593,524
Hyundai Motor Co.	326,017	77,671,540
KB Financial Group, Inc.	454,215	17,888,562
KT Corp. — ADR	1,000,554	16,589,185
Samsung Electronics Co. Ltd.	288,979	398,518,917
Samsung Heavy Industries Co. Ltd.	1,065,224	39,058,935
		596,627,198
Spain — 0.4%
Banco Bilbao Vizcaya Argentaria SA	4,222,157	49,343,991
Banco Santander SA	7,761,540	68,808,088
Telefonica SA (a)	3,924,178	69,062,822
Telefonica SA — ADR (a)	952,634	16,642,516
		203,857,417
Sweden — 0.2%
Boliden AB	1,763,088	25,041,154
Lundin Petroleum AB (a)	1,370,686	28,247,400
Svenska Handelsbanken AB, Class A	1,881,372	85,087,976
		138,376,530
Switzerland — 2.0%
Credit Suisse Group AG, Registered Shares	1,624,667	50,540,050
Glencore Xstrata PLC	3,443,273	18,739,041
Nestle SA, Registered Shares	4,216,462	304,360,710
Novartis AG, Registered Shares	1,647,833	127,909,029
Roche Holding AG	1,322,384	365,685,974
Swisscom AG, Registered Shares	84,064	42,877,317
Syngenta AG, Registered Shares	447,565	180,644,633
TE Connectivity Ltd.	229,942	11,839,714
UBS AG, Registered Shares	2,762,525	53,430,165
		1,156,026,633
Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	11,599,672	30,930,827
Far EasTone Telecommunications Co. Ltd.	12,582,099	28,823,074
Taiwan Mobile Co. Ltd.	5,251,000	17,910,604
Yulon Motor Co. Ltd.	13,669,000	24,127,199
		101,791,704
Thailand — 0.2%
Bangkok Dusit Medical Services PCL	13,427,100	57,806,631
PTT Global Chemical PCL	18,110,876	45,677,230
		103,483,861
United Arab Emirates — 0.1%
Al Noor Hospitals Group PLC (a)	2,879,300	39,241,673
NMC Health PLC (b)	4,910,508	28,525,707
		67,767,380
United Kingdom — 3.8%
Antofagasta PLC	4,304,238	58,825,854
AstraZeneca PLC	1,802,159	95,406,524
Aviva PLC	408,448	2,932,211
Barratt Developments PLC	9,197,359	49,321,454
BG Group PLC	9,309,626	189,913,251
BHP Billiton PLC	5,429,600	167,549,146
BP PLC	5,340,772	41,458,289
BP PLC — ADR	1,474,696	68,573,364
BT Group PLC	14,574,719	88,186,216
Delphi Automotive PLC	1,025,430	58,654,596

See Notes to Consolidated Financial Statements.

10	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United Kingdom (concluded)
Delta Topco Ltd.	78,481,957	$57,448,793
Diageo PLC	526,464	16,782,328
Diageo PLC — ADR	682,430	87,071,244
Genel Energy PLC (a)	3,039,357	46,328,733
Guinness Peat Group PLC (a)	16,097,516	7,841,093
HSBC Holdings PLC	18,542,243	203,247,808
Invensys PLC (b)	5,715,807	45,867,171
Lloyds Banking Group PLC (a)	96,050,129	118,794,455
Manchester United PLC, Class A (a)(b)	1,754,236	28,594,047
National Grid PLC	8,969,865	112,721,968
Polyus Gold International Ltd.	5,973,115	18,480,411
Royal Dutch Shell PLC — ADR	1,743,731	116,237,108
SABMiller PLC	1,405,264	73,271,516
SSE PLC	3,434,339	77,908,501
Taylor Wimpey PLC	27,811,596	49,069,836
Tesco PLC	6,541,353	38,156,611
Unilever PLC	1,088,538	44,141,360
Unilever PLC — ADR	425,686	17,278,595
Vodafone Group PLC	23,835,947	87,305,283
Vodafone Group PLC — ADR	2,640,184	97,211,575
WPP PLC	1,149,513	24,416,710
		2,188,996,051
United States — 32.2%
3M Co.	773,987	97,406,264
Abbott Laboratories	1,335,474	48,811,576
AbbVie, Inc.	3,832,986	185,708,172
Accenture PLC, Class A	123,202	9,055,347
ACE Ltd. (d)	1,775,892	169,491,132
Adobe Systems, Inc. (a)	277,173	15,022,777
The AES Corp.	4,249,348	59,873,313
Aetna, Inc.	1,535,936	96,303,187
Aflac, Inc.	1,214,065	78,889,944
Agilent Technologies, Inc.	1,985,955	100,807,076
Allergan, Inc.	654,635	59,316,477
Alliance Data Systems Corp. (a)(b)	72,083	17,087,996
The Allstate Corp.	964,861	51,195,525
Amazon.com, Inc. (a)	290,115	105,610,563
Amdocs Ltd.	255,151	9,810,556
American Capital Agency Corp.	1,448,683	31,465,395
American Electric Power Co., Inc.	1,512,532	70,846,999
American Express Co.	1,844,434	150,874,701
American International Group, Inc.	1,082,990	55,936,434
American Tower Corp.	1,021,349	81,044,043
American Water Works Co., Inc.	1,385,672	59,403,759
Ameriprise Financial, Inc.	109,316	10,990,631
AmerisourceBergen Corp.	120,557	7,875,989
Amgen, Inc.	843,608	97,858,528
Anadarko Petroleum Corp.	2,482,089	236,518,261
Apple, Inc. (d)	10,917	5,702,495
Arch Capital Group Ltd. (a)(b)	470,434	27,266,355
Avery Dennison Corp.	675,647	31,836,487
Avnet, Inc.	206,305	8,190,309
Axis Capital Holdings Ltd.	205,216	9,731,343
Bank of America Corp.	15,507,655	216,486,864
The Bank of New York Mellon Corp.	1,876,204	59,663,287
Baxter International, Inc.	1,060,956	69,885,172
BB&T Corp.	1,693,235	57,519,193
Beam, Inc.	259,934	17,493,558
Becton Dickinson & Co.	84,844	8,919,650
Berkshire Hathaway, Inc., Class B (a)	980,772	112,867,242
Biogen Idec, Inc. (a)	344,248	84,061,919
BorgWarner, Inc.	558,125	57,559,431

Common Stocks	Shares	Value
United States (continued)
Bristol-Myers Squibb Co.	1,798,921	$94,479,331
CA, Inc.	282,072	8,958,607
Calpine Corp. (a)	3,797,053	76,586,559
Capital One Financial Corp.	1,329,526	91,298,550
Cardinal Health, Inc.	2,837,895	166,470,921
Carnival Corp.	861,063	29,835,833
Celgene Corp. (a)	859,066	127,562,710
CenterPoint Energy, Inc.	1,872,506	46,063,648
CF Industries Holdings, Inc.	43,385	9,353,806
Charter Communications, Inc., Class A (a)	647,379	86,904,157
Chevron Corp.	1,197,980	143,709,681
The Chubb Corp.	817,947	75,316,560
Church & Dwight Co., Inc.	475,255	30,962,863
Cisco Systems, Inc.	2,928,363	65,888,168
Citigroup, Inc.	5,148,254	251,131,830
Citrix Systems, Inc. (a)	2,034,262	115,505,396
CMS Energy Corp.	1,679,481	46,118,548
CNA Financial Corp.	267,214	10,846,216
Coach, Inc.	2,204,832	111,740,886
Cobalt International Energy, Inc. (a)	1,480,308	34,357,949
The Coca-Cola Co.	6,515,871	257,833,015
Colgate-Palmolive Co.	1,200,485	77,707,394
Comcast Corp., Class A	5,282,932	251,361,905
Computer Sciences Corp.	232,927	11,473,984
Constellation Brands, Inc., Class A (a)	240,432	15,700,210
Crown Castle International Corp. (a)	875,873	66,583,865
Crown Holdings, Inc. (a)	1,318,302	57,477,967
Cubist Pharmaceuticals, Inc. (a)	618,125	38,323,750
Cummins, Inc.	339,306	43,098,648
CVS Caremark Corp.	597,746	37,215,666
Danaher Corp.	909,689	65,579,480
DaVita HealthCare Partners, Inc. (a)	889,528	50,000,369
Devon Energy Corp.	1,068,082	67,524,144
Diamond Offshore Drilling, Inc.	116,015	7,184,809
Discover Financial Services	2,032,193	105,430,173
DISH Network Corp., Class A	255,200	12,300,640
Dominion Resources, Inc.	1,808,818	115,312,148
Dresser-Rand Group, Inc. (a)(d)	1,631,051	99,118,969
Duke Energy Corp.	985,726	70,706,126
Eastman Chemical Co.	144,565	11,390,276
eBay, Inc. (a)	1,629,003	85,864,748
Electronic Arts, Inc. (a)	4,511,467	118,426,009
EMC Corp.	13,087,169	315,008,158
Energizer Holdings, Inc.	86,175	8,454,629
Envision Healthcare Holdings, Inc. (a)	1,128,991	32,797,189
EOG Resources, Inc.	488,051	87,068,298
Equity Residential	1,319,926	69,111,325
Express Scripts Holding Co. (a)	1,934,595	120,950,879
Fastenal Co.	2,296,759	114,378,598
FedEx Corp.	580,229	76,009,999
Fidelity National Information Services, Inc.	249,518	12,164,003
FMC Corp.	1,824,533	132,753,021
Ford Motor Co.	8,516,458	145,716,596
Freeport-McMoRan Copper & Gold, Inc.	3,366,844	123,765,185
Freescale Semiconductor Ltd. (a)(b)	6,604,167	101,968,338
General Dynamics Corp.	111,989	9,701,607
General Electric Co.	16,453,509	430,094,725
General Mills, Inc.	862,458	43,485,132
General Motors Co. (a)	3,746,790	138,443,891
Gilead Sciences, Inc. (a)	2,076,465	147,408,250
The Goldman Sachs Group, Inc.	661,944	106,480,312
Google, Inc., Class A (a)	530,874	547,108,127
HCA Holdings, Inc.	2,633,834	124,158,935

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
United States (continued)
HealthSouth Corp.		1,164,547	$40,887,245
Helmerich & Payne, Inc.		140,070	10,862,429
Hillshire Brands Co.		2,063,005	67,728,454
Humana, Inc.		1,211,640	111,652,626
International Game Technology		742,628	13,961,406
International Paper Co.		220,151	9,820,936
Intuit, Inc.		126,895	9,061,572
Intuitive Surgical, Inc. (a)		54,136	20,111,524
Johnson Controls, Inc.		1,500,637	69,254,398
JPMorgan Chase & Co.		6,746,210	347,699,663
KBR, Inc.		870,692	30,073,702
Kimberly-Clark Corp.		696,027	75,170,916
KLA-Tencor Corp.		139,021	9,119,778
The Kroger Co.		263,038	11,268,548
L-3 Communications Holdings, Inc.		110,772	11,127,047
Lear Corp.		169,867	13,146,007
Liberty Media Corp., Class A (a)		697,572	106,665,735
Lincoln National Corp.		336,845	15,296,131
Macy’s, Inc.		182,292	8,405,484
Marathon Oil Corp.		6,573,063	231,766,201
Marathon Petroleum Corp. (d)		3,735,340	267,674,464
Marsh & McLennan Cos., Inc.		129,925	5,950,565
Mastercard, Inc., Class A		477,230	342,221,633
Mattel, Inc.		1,443,274	64,038,067
McDonald’s Corp.		1,526,043	147,293,670
McKesson Corp.		828,146	129,472,346
Mead Johnson Nutrition Co.		1,373,710	112,177,159
Medtronic, Inc.		1,390,662	79,823,999
Merck & Co., Inc.		2,196,210	99,027,109
MetLife, Inc.		1,910,700	90,395,217
Mettler-Toledo International, Inc. (a)(b)		171,743	42,499,523
Microsoft Corp.		5,780,581	204,343,538
Monsanto Co.		907,572	95,186,151
Morgan Stanley		1,480,591	42,537,379
Motorola Solutions, Inc.		159,905	9,997,261
Murphy Oil Corp.		131,050	7,904,936
National Oilwell Varco, Inc.		1,951,123	158,392,165
NextEra Energy, Inc.		1,989,012	168,568,767
Northern Trust Corp.		666,062	37,579,218
Northrop Grumman Corp.		121,453	13,057,412
Occidental Petroleum Corp.		1,393,484	133,885,943
Oracle Corp.		11,721,188	392,659,798
PACCAR, Inc.		933,784	51,918,390
Parker Hannifin Corp.		89,503	10,446,790
PerkinElmer, Inc.		1,133,530	43,119,481
Perrigo Co.		378,551	52,198,397
Pfizer, Inc.		13,231,022	405,927,755
Phillips 66 (d)		2,183,496	140,682,647
PPG Industries, Inc.		83,306	15,210,009
PPL Corp.		3,226,487	98,827,297
Praxair, Inc.		270,168	33,692,651
Precision Castparts Corp.		462,335	117,178,806
The Procter & Gamble Co.		4,122,878	332,922,399
The Progressive Corp.		1,724,268	44,779,240
Prudential Financial, Inc.		852,984	69,424,368
PulteGroup, Inc. (d)		2,636,129	46,527,677
QEP Resources, Inc.		1,225,269	40,507,393
QUALCOMM, Inc.		4,075,338	283,113,731
Raytheon Co.		152,089	12,527,571
Red Hat, Inc. (a)		1,497,224	64,784,882
Reinsurance Group of America, Inc.		105,454	7,506,216
RenaissanceRe Holdings Ltd.		279,763	26,216,591
Rockwell Automation, Inc.		1,391,661	153,653,291

Common Stocks		Shares	Value
United States (concluded)
Ross Stores, Inc.		111,760	$8,644,636
Schlumberger Ltd.		2,111,968	197,933,641
Sealed Air Corp.		2,139,710	64,576,448
Sempra Energy		525,192	47,865,999
Simon Property Group, Inc.		434,336	67,126,629
SM Energy Co. (d)		515,763	45,701,759
The St. Joe Co. (a)(c)		9,138,361	170,613,200
Stanley Black & Decker, Inc.		1,337,124	105,753,137
State Street Corp.		1,435,553	100,589,199
Stryker Corp.		125,264	9,251,999
Symantec Corp.		322,032	7,323,008
Tenet Healthcare Corp. (a)		1,009,711	47,648,262
Textron, Inc.		999,836	28,785,278
Thermo Fisher Scientific, Inc.		1,224,639	119,745,201
TIBCO Software, Inc. (a)		3,919,467	96,262,110
Time Warner Cable, Inc.		90,931	10,925,360
Torchmark Corp.		137,237	9,999,088
The Travelers Cos., Inc. (d)		1,306,664	112,765,103
TRW Automotive Holdings Corp. (a)		919,620	69,072,658
Twitter, Inc.		3,086,747	58,956,868
Union Pacific Corp.		1,381,051	209,091,121
United Continental Holdings, Inc. (a)		5,354,346	181,780,047
United Parcel Service, Inc., Class B		916,374	90,024,582
United Technologies Corp.		2,571,612	273,233,775
UnitedHealth Group, Inc.		2,377,285	162,273,474
Universal Health Services, Inc., Class B		2,073,368	167,030,526
Unum Group		316,770	10,054,280
US Bancorp		2,268,117	84,736,851
Valero Energy Corp.		284,637	11,718,505
Valmont Industries, Inc.		61,507	8,641,734
Veeva Systems, Inc., Class A (a)(c)		697,228	27,129,141
Verizon Communications, Inc.		1,148,243	57,997,754
Vertex Pharmaceuticals, Inc. (a)		569,409	40,621,638
Visa, Inc., Class A		1,864,419	366,675,285
VMware, Inc., Class A (a)		844,526	68,643,073
Wal-Mart Stores, Inc.		2,061,559	158,224,653
The Walt Disney Co.		430,460	29,525,251
Waters Corp. (a)(b)		620,270	62,597,648
WellPoint, Inc.		113,758	9,646,678
Wells Fargo & Co.		8,059,408	344,056,128
Western Digital Corp.		198,284	13,806,515
Whiting Petroleum Corp. (a)(d)		1,082,300	72,395,047
Williams-Sonoma, Inc. (d)		587,047	30,784,745
Wyndham Worldwide Corp.		131,021	8,699,794
			18,627,981,193
Total Common Stocks — 62.9%			36,342,705,076

Fixed Income Securities
Corporate Bonds		Par (000)
Argentina — 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (e)	USD	6,511	4,167,040
Australia — 0.1%
FMG Resources August 2006 Property Ltd., 6.00%, 4/01/17 (e)		21,061	22,008,745
TFS Corp. Ltd., 11.00%, 7/15/18 (e)		57,480	54,606,000
			76,614,745

See Notes to Consolidated Financial Statements.

12	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Brazil — 0.5%
Banco Bradesco SA/Cayman Islands, 4.50%, 1/12/17 (e)	USD	34,794	$36,533,700
Hypermarcas SA, 6.50%, 4/20/21 (e)		19,733	20,670,318
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (e)		21,142	22,251,744
Odebrecht Finance Ltd., 5.13%, 6/26/22 (e)		16,571	16,571,000
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/22 (e)		43,728	45,586,440
OGX Austria GmbH, 8.50%, 6/01/18 (a)(e)(f)		139,022	13,207,090
Petrobras Global Finance BV:
2.00%, 5/20/16		18,438	18,321,859
2.38%, 1/15/19 (g)		88,476	85,998,672
			259,140,823
Canada — 0.0%
Viterra, Inc., 5.95%, 8/01/20 (e)		15,070	16,287,550
Chile — 0.2%
Banco Del Estado De Chile/New York, 2.03%, 4/02/15		39,112	38,951,516
Banco Santander Chile, 2.13%, 6/07/18 (e)(g)		41,424	42,045,360
Inversiones Alsacia SA, 8.00%, 8/18/18 (e)		31,411	22,930,033
			103,926,909
China — 0.0%
Celestial Nutrifoods Ltd., 0.01%, 6/12/11 (a)(f)	SGD	88,600	713,251
China Milk Products Group Ltd., 0.00%, 1/15/12 (a)(f)	USD	39,500	3,950,000
			4,663,251
Colombia — 0.0%
Colombia Telecomunicaciones SA ESP, 5.38%, 9/27/22 (e)		16,361	15,338,437
Germany — 0.0%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (e)		14,734	14,549,825
Hong Kong — 0.2%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (a)(f)	CNY	190,300	3
Hutchison Whampoa International Ltd., 3.50%, 1/13/17 (e)	USD	32,229	33,785,016
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		24,392	24,806,640
Wharf Finance 2014 Ltd., 2.30%, 6/07/14	HKD	246,000	32,205,598
			90,797,257
India — 0.1%
REI Agro Ltd.:
5.50%, 11/13/14	USD	8,271	5,665,635
5.50%, 11/13/14 (e)(h)		46,516	31,863,460
Suzlon Energy Ltd. (a)(f):
0.00%, 10/11/12		29,880	18,525,600
0.00%, 7/25/14 (h)		39,369	23,227,710
			79,282,405
Indonesia — 0.0%
Bumi Investment Property Ltd., 10.75%, 10/06/17 (e)		21,164	12,910,040

Corporate Bonds		Par (000)	Value
Ireland — 0.1%
Nara Cable Funding Ltd. (e):
8.88%, 12/01/18	USD	6,451	$6,886,443
8.88%, 12/01/18	EUR	29,373	42,971,960
8.88%, 12/01/18	USD	13,553	14,332,297
Ono Finance II PLC, 10.88%, 7/15/19 (e)		5,695	6,193,313
			70,384,013
Italy — 0.1%
Intesa Sanpaolo SpA, 3.13%, 1/15/16		47,800	48,745,102
Luxembourg — 0.1%
Capsugel FinanceCo SCA, 9.88%, 8/01/19 (e)	EUR	9,924	15,074,377
Intelsat Jackson Holdings SA, 7.50%, 4/01/21	USD	40,834	44,509,060
Matterhorn Mobile SA, 6.75%, 5/15/19 (e)	CHF	5,000	5,961,261
Numericable Finance & Co. SCA, 12.38%, 2/15/19 (e)	EUR	5,465	8,867,465
			74,412,163
Netherlands — 0.5%
Bio City Development Co. BV, 8.00%, 7/06/18 (a)(e)(f)	USD	140,850	119,722,500
Rabobank Nederland:
3.38%, 1/19/17		45,744	48,757,294
3.95%, 11/09/22		16,959	16,577,219
Volkswagen International Finance NV, 5.50%, 11/09/15 (e)	EUR	68,900	110,369,023
Ziggo BV, 3.63%, 3/27/20 (e)		12,571	16,982,925
			312,408,961
Russia — 0.0%
VEB Finance PLC, 6.03%, 7/05/22 (e)	USD	16,650	17,690,625
Singapore — 0.5%
CapitaLand Ltd.:
2.10%, 11/15/16	SGD	64,500	51,924,006
2.95%, 6/20/22		129,000	103,588,391
1.95%, 10/17/23 (e)		52,500	43,742,956
Olam International Ltd., 6.00%, 10/15/16 (h)	USD	47,800	46,963,500
			246,218,853
South Korea — 0.1%
Export-Import Bank of Korea, 1.25%, 11/20/15		21,721	21,765,919
Zeus Cayman II, 0.00%, 8/18/16 (i)	JPY	756,000	12,055,405
			33,821,324
Sweden — 0.1%
Nordea Bank AB, 3.13%, 3/20/17 (e)	USD	30,465	32,036,994
Switzerland — 0.0%
UBS AG/Stamford CT, 5.88%, 12/20/17		14,776	17,132,949
United Arab Emirates — 0.5%
Dana Gas Sukuk Ltd. (e):
7.00%, 10/31/17		108,690	102,548,722
9.00%, 10/31/17		108,381	103,503,989
Pyrus Ltd., 7.50%, 12/20/15 (e)		45,800	64,188,700
			270,241,411
United Kingdom — 0.5%
BAT International Finance PLC, 2.13%, 6/07/17 (e)		30,296	30,921,976
British Telecommunications PLC, 1.38%, 12/20/13 (g)		12,768	12,786,118
Delta Topco Ltd., 10.00%, 11/24/60		64,890	65,757,021

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
United Kingdom (concluded)
Essar Energy PLC, 4.25%, 2/01/16	USD	41,100	$33,291,000
Lloyds TSB Bank PLC, 13.00%, (g)(j)	GBP	56,809	140,502,477
			283,258,592
United States — 2.8%
Ally Financial, Inc.:
4.50%, 2/11/14	USD	21,802	21,965,515
3.50%, 7/18/16		31,595	32,384,875
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		22,455	22,482,328
Apple, Inc., 1.00%, 5/03/18		71,971	69,888,519
Bank of America Corp.:
2.00%, 1/11/18		43,853	43,728,370
1.32%, 3/22/18 (g)		23,216	23,485,236
BioMarin Pharmaceutical, Inc. (h):
0.75%, 10/15/18		11,220	11,619,713
1.50%, 10/15/20		11,220	11,514,525
Brookdale Senior Living, Inc., 2.75%, 6/15/18 (h)		6,507	7,877,537
Building Materials Corp. of America, 6.88%, 8/15/18 (e)		10,529	11,213,385
Cablevision Systems Corp., 5.88%, 9/15/22		19,660	19,684,575
CIT Group, Inc., 4.75%, 2/15/15 (e)		34,750	36,226,875
Citigroup, Inc., 5.95%, (g)(j)		23,134	22,064,053
Cobalt International Energy, Inc., 2.63%, 12/01/19 (h)		63,537	65,165,136
CONSOL Energy, Inc., 8.00%, 4/01/17		47,940	50,816,400
Cricket Communications, Inc., 7.75%, 10/15/20		24,210	27,659,925
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		5,770	5,394,950
Cubist Pharmaceuticals, Inc., 2.50%, 11/01/17 (h)		19,112	42,249,465
Daimler Finance NA LLC (e):
0.84%, 1/09/15 (g)		46,465	46,631,577
1.30%, 7/31/15		9,211	9,266,800
DaVita HealthCare Partners, Inc., 6.38%, 11/01/18		9,320	9,774,350
Ford Motor Credit Co. LLC:
1.49%, 5/09/16 (g)		2,640	2,676,004
2.38%, 1/16/18		31,903	32,085,645
Forest City Enterprises, Inc., 4.25%, 8/15/18 (h)		32,185	36,791,478
General Electric Capital Corp., 5.55%, 5/04/20		21,701	25,135,313
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (h)		54,937	172,090,152
HSBC USA, Inc., 1.63%, 1/16/18		31,691	31,453,571
Hughes Satellite Systems Corp., 7.63%, 6/15/21		9,375	10,265,625
Hyundai Capital America, 2.13%, 10/02/17 (e)		19,637	19,735,342
Morgan Stanley, 7.30%, 5/13/19		19,004	23,208,711
Mylan, Inc., 3.75%, 9/15/15 (h)		37,809	108,606,352
NBCUniversal Enterprise, Inc., 5.25%, (e)(j)		29,211	28,918,890
Phibro Animal Health Corp., 9.25%, 7/01/18 (e)		4,531	4,882,153

Corporate Bonds		Par (000)	Value
United States (concluded)
Reliance Holdings USA, Inc. (e):
4.50%, 10/19/20	USD	23,331	$23,617,901
5.40%, 2/14/22		9,888	10,109,976
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23 (e)		22,324	21,877,520
Salesforce.com, Inc., 0.25%, 4/01/18 (e)(h)		62,888	68,705,140
SanDisk Corp., 0.50%, 10/15/20 (e)(h)		9,308	9,482,525
SunGard Data Systems, Inc., 7.38%, 11/15/18		26,883	28,495,980
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (h)		47,389	56,392,910
Texas Industries, Inc., 9.25%, 8/15/20		19,423	21,462,415
Verizon Communications, Inc., 2.00%, 9/14/18 (g)		250,405	264,375,095
			1,591,462,807
Total Corporate Bonds — 6.4%			3,675,492,076

Floating Rate Loan Interests (g)
Canada — 0.1%
Essar Steel Algoma, Inc., ABL Term Loan, 8.75%, 9/19/14		18,501	18,714,161
Valeant Pharmaceuticals International, Inc., Term Loan E, 4.50%, 8/05/20		41,727	42,259,952
			60,974,113
Chile — 0.1%
GNL Quintero SA, Term Loan, 1.25%, 6/20/23		37,386	31,254,949
Netherlands — 0.1%
Constellium Holdco BV:
Term Loan, 6.50%, 3/25/20	EUR	15,435	21,245,479
Term Loan B, 6.00%, 3/25/20	USD	15,435	15,801,313
			37,046,792
Norway — 0.1%
Drillships Financing Holding Inc.:
Term Loan B1, 6.00%, 3/31/21		30,620	31,060,282
Term Loan B2, 5.50%, 7/15/16		15,310	15,469,512
			46,529,794
United Kingdom — 0.1%
Delta Debtco Ltd., Term Loan, 9.25%, 10/30/19		95,056	98,977,060
United States — 0.6%
Cricket Communications, Inc., Term Loan C, 4.75%, 3/09/20		38,515	38,680,701
Fieldwood Energy LLC, Second Lien Term Loan, 8.38%, 9/30/20		41,969	42,677,098
Hilton Worldwide Finance LLC, Term Loan B2, 4.00%, 10/26/20		190,719	191,771,769
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		43,799	43,799,207
Univision Communications, Inc., Refinancing Term Loan C2, 4.50%, 3/02/20		61,532	61,839,454
			378,768,229
Total Floating Rate Loan Interests — 1.1%			653,550,937

See Notes to Consolidated Financial Statements.

14	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Agency Obligations		Par (000)	Value
Australia Government Bond:
Series 129, 5.50%, 12/15/13	AUD	135,332	$128,374,643
Series 133, 5.50%, 4/21/23		314,513	333,498,232
Brazil Notas do Tesouro Nacional:
6.00%, 8/15/22	BRL	399,234	429,387,733
6.00%, 8/15/24		75,902	81,684,166
Bundesrepublik Deutschland:
Series 09, 3.50%, 7/04/19	EUR	281,811	440,252,553
Series 2007, 4.25%, 7/04/17		358,714	556,446,976
Canadian Government Bond:
4.00%, 6/01/16	CAD	55,082	56,618,263
1.50%, 3/01/17		93,594	90,242,156
3.50%, 6/01/20		68,737	71,960,087
Hong Kong Government Bond:
1.67%, 3/24/14	HKD	196,000	25,424,990
3.51%, 12/08/14		473,550	63,277,836
1.69%, 12/22/14		256,600	33,637,669
0.27%, 12/18/17		240,650	30,431,687
0.53%, 3/19/18		476,100	60,650,461
3.56%, 6/25/18		144,300	20,873,322
Malaysia Government Bond, Series 2/04, 5.09%, 4/30/14	MYR	308,482	98,811,119
Netherlands Government Bond, 1.00%, 2/24/17 (e)	USD	61,103	61,366,354
Queensland Treasury Corp.:
Series 17, 6.00%, 9/14/17	AUD	218,048	225,182,357
Series 21, 6.00%, 6/14/21		94,748	100,064,110
United Kingdom Gilt, 4.75%, 3/07/20	GBP	347,525	653,296,721
Total Foreign Agency Obligations — 6.2%			3,561,481,435

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.1%
Banc of America Large Loan, Inc., Series 2010, Class HLTN, 2.47%, 11/15/15 (e)(g)	USD	71,677	71,698,449

US Treasury Obligations
US Treasury Notes:
0.25%, 3/31/15 (k)		313,484	313,631,424
2.25%, 3/31/16 (k)(l)		405,889	423,963,956
0.63%, 9/30/17 (k)		249,967	246,842,413
1.00%, 5/31/18 (k)		474,564	470,745,580
1.38%, 7/31/18 (k)		466,364	469,424,180
1.38%, 9/30/18 (k)		259,318	260,351,324
2.00%, 11/15/21		75,568	74,387,250
1.75%, 5/15/22		92,941	88,743,774
2.50%, 8/15/23 (k)		240,689	239,786,416
Total US Treasury Obligations — 4.5%			2,587,876,317
Total Fixed Income Securities — 18.3%			10,550,099,214
Investment Companies		Shares	Value
United States — 1.3%
ETFS Gold Trust (a)(c)		1,341,690	$174,728,289
ETFS Palladium Trust (a)(c)		457,957	32,950,006
ETFS Platinum Trust (a)(c)		370,796	52,519,545
iShares Gold Trust (a)(m)		11,836,612	152,100,464
Market Vectors Gold Miners ETF		4,980,007	125,047,976
SPDR Gold Trust (a)		1,813,093	231,604,500
Total Investment Companies — 1.3%			768,950,780

Preferred Securities
Capital Trusts		Par (000)
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (e)(g)(j)	USD	7,793	8,026,790
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (g)		32,194	35,205,749
United States — 0.2%
General Electric Capital Corp., Series B, 6.25% (g)(j)		46,000	47,955,000
JPMorgan Chase & Co., Series Q, 5.15% (g)(j)		58,870	53,277,350
USB Capital IX, 3.50% (g)(j)		44,054	34,362,120
			135,594,470
Total Capital Trusts — 0.3%			178,827,009

Preferred Stocks		Shares
United Kingdom — 0.1%
HSBC Holdings PLC, Series 2, 8.00%		1,321,589	36,145,459
Royal Bank of Scotland Group PLC:
Series M, 6.40%		823,350	17,578,522
Series Q, 6.75%		458,325	10,289,396
Series T, 7.25%		1,263,140	30,403,780
			94,417,157
United States — 0.8%
Cliffs Natural Resources, Inc., 7.00% (h)		1,184,967	26,910,601
Crown Castle International Corp., Series A, 4.50% (h)		369,584	37,826,922
Fannie Mae, Series S, 8.25% (b)(g)		3,815,744	27,129,940
General Motors Co., Series B, 4.75% (h)		1,223,793	62,805,057
Health Care REIT, Inc., Series I, 6.50% (h)		679,162	40,043,392
NextEra Energy, Inc., 5.60% (h)		830,206	47,952,699
PPL Corp., 8.75% (h)		623,773	32,935,214
Twitter, Inc. (a):
Class A, Junior		35,555	679,100
Series D		3,225,425	61,605,617
United Technologies Corp., 7.50% (h)		446,211	28,236,232
US Bancorp:
Series F, 6.50% (g)		1,236,823	33,171,593
Series G, 6.00% (g)		656,846	17,846,506
Wells Fargo & Co., Series L, 7.50% (h)		22,785	25,952,115
			443,094,988
Total Preferred Stocks — 0.9%			537,512,145

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Trusts Preferred		Shares	Value
United States — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (g)		2,099,865	$56,712,760
Continental Airlines Finance Trust II, 6.00%, 11/15/30 (h)		104,150	5,103,350
GMAC Capital Trust I, 8.13%, 2/15/40 (g)(h)		2,643,601	69,873,496
Omnicare Capital Trust II, 4.00%, 6/15/33 (h)		457,329	30,895,750
RBS Capital Funding Trust VII, 6.08% (h)(j)		1,113,123	24,236,398
Total Trusts Preferred — 0.3%			186,821,754
Total Preferred Securities — 1.5%			903,160,908

Rights
Spain — 0.0%
Banco Santander SA, (Expires 11/05/13) (a)		7,761,540	1,654,501

Warrants (n)
Australia — 0.0%
TFS Corp. Ltd., (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		21,267,513	6,235,890
Total Long-Term Investments (Cost — $38,888,354,197) — 84.0%			48,572,806,369

Short-Term Securities
Foreign Agency Obligations (o)		Par (000)
Japan Treasury Discount Bills:
0.08%, 11/11/13	JPY	12,760,000	129,764,088
0.08%, 12/20/13		5,700,000	57,961,439
0.08%, 1/15/14		5,650,000	57,449,411
0.08%, 2/10/14		16,250,000	165,220,966
Mexico Cetes:
3.90%, 11/21/13	MXN	75,200	57,514,564
3.64%, 12/19/13		75,191	57,356,363
4.03%, 12/26/13		62,911	47,930,813
3.97%, 1/09/14		75,500	57,439,490
3.97%, 2/06/14		83,548	63,369,606
Total Foreign Agency Obligations — 1.2%			694,006,740

Money Market — 0.4%		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (m)(p)(q)	USD	219,814	219,813,503
Time Deposits		Par (000)	Value
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 11/01/13	HKD	24,590	$3,171,645
Sweden — 0.0%
Brown Brothers Harriman & Co., 0.01%, 11/01/13	SEK	15,631	2,412,131
Total Time Deposits — 0.0%			5,583,776

US Treasury Obligations (o)
US Treasury Bills:
0.03%, 11/07/13	USD	279,000	278,998,837
0.03% — 0.05%, 12/05/13		2,096,515	2,096,458,376
0.02% — 0.03%, 12/12/13		1,048,700	1,048,675,253
0.01% — 0.02%, 12/19/13		923,530	923,514,671
0.03%, 12/26/13		25,400	25,399,030
0.02%, 1/02/14		25,000	24,999,354
0.04%, 1/09/14		1,262,505	1,262,415,576
0.03% — 0.04%, 1/16/14		502,920	502,884,395
0.01% — 0.03%, 1/23/14		40,165	40,162,746
0.02% — 0.03%, 1/30/14		192,500	192,488,339
0.01% — 0.04%, 2/06/14		484,200	484,178,675
0.02% — 0.04%, 2/13/14		139,500	139,490,611
0.01% — 0.02%, 2/20/14		260,700	260,692,182
0.01% — 0.05%, 3/06/14		697,700	697,636,614
0.01% — 0.03%, 3/13/14		267,000	266,976,771
0.02%, 3/20/14		224,000	223,982,702
Total US Treasury Obligations — 14.7%			8,468,954,132
Total Short-Term Securities (Cost — $9,388,938,220) — 16.3%			9,388,358,151

Options Purchased (Cost — $397,971,092) — 0.4%			220,405,576
Total Investments Before Investments Sold Short and Options Written (Cost — $48,675,263,509) — 100.7%			58,181,570,096

Investments Sold Short		Shares
United States — 0.0%
Cablevision Systems Corp.		138,644	(2,155,914)
Total Investments Sold Short (Proceeds — $2,643,084) — 0.0%			(2,155,914)
Options Written (Premiums Received — $97,111,076) — (0.2)%			(90,715,249)
Total Investments, Net of Investments Sold Short and Options Written (Cost — $48,575,509,349) — 100.5%			58,088,698,933
Liabilities in Excess of Other Assets — (0.5)%			(294,196,324)
Net Assets — 100.0%			$57,794,502,609

See Notes to Consolidated Financial Statements.

16	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Consolidated Schedule of Investments (continued)

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)
Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940 Act, as amended, were as follows:

Affiliate	Shares Held at October 31, 2012	Shares Purchased	Shares Sold	Shares Held at October 31, 2013	Value at October 31, 2013	Income	Realized Gain (Loss)
ETFS Gold Trust	1,355,000	—	(13,310)	1,341,690	$174,728,289	—	$225,072
ETFS Palladium Trust	462,500	—	(5,543)	457,957	$32,950,006	—	$142,294
ETFS Platinum Trust	390,600	—	(19,804)	370,796	$52,519,545	—	$(361,674)
Fusion-io, Inc.[1]	1,965,637	3,113,008	(5,078,645)	—	—	—	$(39,867,894)
RHJ International	4,080,524	—	(40,083)	4,040,441	$21,120,738	—	$(88,099)
RHJ International — ADR	899,200	—	(8,846)	890,354	$4,660,179	—	$(161,391)
The St. Joe Co.	9,229,019	—	(90,658)	9,138,361	$170,613,200	—	$597,049
Tianjin Development Holdings Ltd.[1]	83,272,798	—	(83,272,798)	—	—	—	$15,689,715
TF Administradora Industrial S de RL de CV	—	17,471,100	(171,600)	17,299,500	$33,784,227	$339,058	$26,459
Veeva Systems, Inc., Class A	—	697,228	—	697,228	$27,129,141	—	$—
[1]	No longer an affiliated company or held by the Fund as of report date.

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.
(e)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(g)	Variable rate security. Rate shown is as of report date.
(h)	Convertible security.
(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(j)	Security is perpetual in nature and has no stated maturity date.
(k)	All or a portion of security has been pledged as collateral in connection with swaps.
(l)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(m)	Investments in issuers considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2012	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at October 31, 2013	Value at October 31, 2013	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, Tempfund, Institutional Class	—	—	—	—	—	$5,734	—
BlackRock Liquidity Series, LLC, Money Market Series	479,431,482	—	(259,617,979)[2]	219,813,503	$219,813,503	$2,892,869	—
iShares Gold Trust	11,836,612	—	—	11,836,612	$152,100,464	—	—
[2]	Represents net beneficial interest sold

(n)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(o)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(p)	Represents the current yield as of report date.
(q)
Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	17

Consolidated Schedule of Investments (continued)

•	Financial futures contracts as of October 31, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(430)	Nikkei 225 Index	Chicago Mercantile	December 2013	USD	31,584,206	$(270,845)
(14)	Dax Index	Eurex Mercantile	December 2013	USD	4,292,355	(155,193)
(8,387)	Euro Stoxx 50 Index	Eurex Mercantile	December 2013	USD	348,341,890	(6,448,807)
(173)	FTSE 100 Index	Euronext LIFFE	December 2013	USD	18,608,578	(301,338)
(8,141)	MSCI Emerging Markets Mini Index	NYSE LIFFE	December 2013	USD	416,778,495	398,405
(4,477)	S&P 500 E-Mini Index	Chicago Mercantile	December 2013	USD	391,961,350	(13,662,216)

Total						$(20,439,994)

•	Foreign currency exchange contracts as of October 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	7,643,104	USD	7,252,083	Deutsche Bank AG	11/01/13	$(28,202)
CAD	3,620,893	USD	3,461,733	Goldman Sachs International	11/01/13	11,046
EUR	64,455,000	USD	88,753,246	Deutsche Bank AG	11/01/13	(1,239,516)
GBP	582,464	USD	936,306	Barclays Bank PLC	11/01/13	(2,383)
HKD	70,985,504	USD	9,155,350	HSBC Bank USA, NA	11/01/13	526
JPY	25,761,354,702	USD	262,442,489	Morgan Stanley Capital Services, Inc.	11/01/13	(453,729)
JPY	18,113,083,000	USD	184,432,166	UBS AG	11/01/13	(225,077)
USD	127,135	BRL	278,425	Brown Brothers Harriman & Co.	11/01/13	2,849
USD	85,741,908	EUR	64,455,000	Deutsche Bank AG	11/01/13	(1,771,822)
USD	1,906,094	EUR	1,384,277	Deutsche Bank AG	11/01/13	26,593
USD	6,501,416	JPY	638,270,001	Credit Suisse International	11/01/13	10,314
USD	259,379,924	JPY	25,761,354,702	Morgan Stanley Capital Services, Inc.	11/01/13	(2,608,835)
USD	182,224,175	JPY	18,113,083,000	UBS AG	11/01/13	(1,982,913)
USD	2,486,797	MYR	7,857,037	Brown Brothers Harriman & Co.	11/01/13	(3,113)
AUD	5,816,174	USD	5,511,988	Morgan Stanley Capital Services, Inc.	11/04/13	(14,831)
USD	176,225	BRL	387,607	Brown Brothers Harriman & Co.	11/04/13	3,202
USD	619,864	CAD	646,870	Deutsche Bank AG	11/04/13	(545)
USD	9,878,983	EUR	7,256,009	Morgan Stanley Capital Services, Inc.	11/04/13	27,143
USD	399,689	GBP	249,225	Barclays Bank PLC	11/04/13	82
USD	3,171,477	HKD	24,589,762	HSBC Bank USA, NA	11/04/13	(168)
USD	57,061	MXN	741,294	Credit Suisse International	11/04/13	245
USD	13,440,574	JPY	1,322,216,454	Brown Brothers Harriman & Co.	11/05/13	(6,151)
USD	128,026,937	JPY	12,694,767,022	BNP Paribas SA	11/06/13	(1,077,395)
USD	128,456,356	JPY	12,753,147,000	Credit Suisse International	11/06/13	(1,241,694)
USD	121,623,807	JPY	12,064,960,000	Morgan Stanley Capital Services, Inc.	11/06/13	(1,075,460)
USD	50,092,435	JPY	4,877,400,189	Morgan Stanley Capital Services, Inc.	11/06/13	489,831
CAD	84,344,037	USD	81,711,299	Credit Suisse International	11/07/13	(829,549)
USD	114,746,923	JPY	11,354,208,000	Credit Suisse International	11/07/13	(724,641)
USD	125,898,774	JPY	12,423,690,975	Goldman Sachs International	11/07/13	(449,363)
USD	129,280,648	JPY	12,760,000,000	Credit Suisse International	11/12/13	(490,897)
USD	40,391,497	EUR	29,848,301	BNP Paribas SA	11/14/13	(135,908)
USD	124,734,122	JPY	12,226,438,627	Bank of America N.A.	11/14/13	387,780
USD	130,444,220	JPY	12,792,795,070	Goldman Sachs International	11/14/13	337,872
USD	136,599,807	JPY	13,389,649,690	Morgan Stanley Capital Services, Inc.	11/14/13	423,279
USD	32,259,088	EUR	23,683,000	Brown Brothers Harriman & Co.	11/18/13	102,517
USD	56,095,237	EUR	41,277,000	Goldman Sachs International	11/21/13	49,314
USD	106,989,681	JPY	10,361,629,628	Barclays Bank PLC	11/21/13	1,605,373
USD	168,955,617	JPY	16,452,458,688	BNP Paribas SA	11/21/13	1,623,737
USD	57,326,686	MXN	752,000,000	Credit Suisse International	11/21/13	(232,359)
USD	109,556,984	AUD	116,305,000	Morgan Stanley Capital Services, Inc.	11/22/13	(239,499)
USD	234,071,408	GBP	146,845,300	Deutsche Bank AG	11/22/13	(1,348,508)
USD	59,950,368	BRL	131,980,735	Morgan Stanley Capital Services, Inc.	12/05/13	1,473,247
USD	69,224,202	JPY	6,820,314,540	Credit Suisse International	12/05/13	(147,439)
USD	110,931,346	EUR	82,231,000	Barclays Bank PLC	12/06/13	(725,286)
USD	142,113,433	EUR	103,036,000	Morgan Stanley Capital Services, Inc.	12/12/13	2,206,356
USD	90,252,326	JPY	8,777,941,224	UBS AG	12/12/13	963,265

See Notes to Consolidated Financial Statements.

18	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Consolidated Schedule of Investments (continued)

Foreign currency exchange contracts as of October 31, 2013 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	101,771,000	JPY	13,651,053,085	Barclays Bank PLC	12/13/13	$(670,054)
USD	157,045,316	BRL	344,557,422	Deutsche Bank AG	12/13/13	4,631,648
USD	178,531,644	JPY	17,368,897,284	Goldman Sachs International	12/13/13	1,853,902
USD	85,543,642	EUR	62,253,400	Credit Suisse International	12/19/13	1,012,681
USD	56,035,749	EUR	40,776,700	Deutsche Bank AG	12/19/13	666,988
USD	144,587,551	EUR	105,176,000	UBS AG	12/19/13	1,774,012
USD	136,160,321	JPY	13,354,114,109	Bank of America N.A.	12/19/13	313,745
USD	58,821,169	MXN	751,911,000	Morgan Stanley Capital Services, Inc.	12/19/13	1,394,111
USD	56,886,228	JPY	5,700,000,000	BNP Paribas SA	12/20/13	(1,098,347)
USD	262,503,996	JPY	25,761,354,702	Morgan Stanley Capital Services, Inc.	12/20/13	440,630
USD	49,168,808	MXN	629,114,900	Credit Suisse International	12/26/13	1,145,992
USD	58,837,740	MXN	755,000,000	UBS AG	1/09/14	1,267,398
USD	57,830,092	JPY	5,650,000,000	UBS AG	1/15/14	342,250
USD	61,341,170	MXN	835,479,000	UBS AG	2/06/14	(2,228,156)
USD	164,974,619	JPY	16,250,000,000	Deutsche Bank AG	2/10/14	(391,857)
Total						$3,144,231

•	Exchange-traded options purchased as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Value (000)	Market Value
CBOE Volatility Index	Call	USD	17.00	11/20/13	12,508	—	$469,050
Barrick Gold Corp.	Call	USD	80.00	1/18/14	160,050	—	640,200
Goldcorp, Inc.	Call	USD	80.00	1/18/14	100,070	—	300,210
Newmont Mining Corp.	Call	USD	90.00	1/18/14	128,039	—	256,078
Anadarko Petroleum Corp.	Call	USD	97.50	2/22/14	9,239	—	4,619,500
Freeport-McMoRan Copper & Gold, Inc.	Call	USD	34.00	2/22/14	19,191	—	7,244,602
MetLife, Inc.	Call	USD	50.00	1/17/15	5,452	—	2,112,650
Prudential Financial, Inc.	Call	USD	82.50	1/17/15	3,565	—	3,039,163
S&P 500 Index	Put	USD	1,630.00	11/16/13	1,229	—	125,973
S&P 500 Index	Put	USD	1,675.00	11/16/13	3,335	—	608,638
S&P 500 Index	Put	USD	1,685.00	11/16/13	7,906	—	1,759,085
Suncor Energy, Inc.	Put	USD	36.00	11/16/13	12,243	—	642,757
S&P 500 Index	Put	USD	1,720.00	1/18/14	4,965	—	14,224,725
S&P 500 Index	Put	USD	1,740.00	1/18/14	1,643	—	5,783,360
Total							$41,825,991

•	Over-the-counter interest rate swaptions purchased as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	12,739,074	$2,413,275

•	Over-the-counter options purchased as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Value (000)	Market Value
Topix Index	Goldman Sachs International	Call	JPY	1,218.10	12/13/13	13,613,239	—	$2,971,017
JPY Currency	Credit Suisse	Call	USD	96.70	12/20/13	—	559,614	3,734,864
JPY Currency	Deutsche Bank AG	Call	USD	96.75	12/26/13	—	279,807	2,123,735
Activision Blizzard, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	4,004,004	—	429,149
Agnico Eagle Mines Ltd.	Deutsche Bank AG	Call	USD	85.00	1/17/14	2,988,685	—	56,815
Alcoa, Inc.	Goldman Sachs International	Call	USD	15.00	1/17/14	7,233,039	—	102,203
AngloGold Ashanti Ltd.	Deutsche Bank AG	Call	USD	65.00	1/17/14	3,544,150	—	354
AutoZone, Inc.	Goldman Sachs International	Call	USD	550.00	1/17/14	303,530	—	44,464
Boston Scientific Corp.	Goldman Sachs International	Call	USD	10.00	1/17/14	4,656,764	—	8,439,221
Broadcom Corp.	Goldman Sachs International	Call	USD	55.00	1/17/14	3,874,843	—	36,733

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	19

Consolidated Schedule of Investments (continued)

Over-the-counter options purchased as of October 31, 2013 were as follows (concluded):

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Value (000)	Market Value
Caterpillar, Inc.	Goldman Sachs International	Call	USD	135.00	1/17/14	4,197,747	—	$79,799
Coeur Mining, Inc.	Deutsche Bank AG	Call	USD	40.00	1/17/14	1,417,982	—	142
Corning, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	6,182,857	—	633,186
Eldorado Gold Corp.	Deutsche Bank AG	Call	USD	25.00	1/17/14	4,207,937	—	421
EMC Corp.	Goldman Sachs International	Call	USD	40.00	1/17/14	11,301,623	—	53,118
Endeavour Silver Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	1,126,717	—	113
First Majestic Silver Corp.	Deutsche Bank AG	Call	USD	35.00	1/17/14	711,925	—	7
Freeport-McMoRan Copper & Gold, Inc.	Goldman Sachs International	Call	USD	64.00	1/17/14	8,718,394	—	118,134
General Electric Co.	Goldman Sachs International	Call	USD	35.00	1/17/14	16,145,176	—	152,895
Gold Fields Ltd.	Deutsche Bank AG	Call	USD	22.00	1/17/14	8,699,278	—	870
Halliburton Co.	Goldman Sachs International	Call	USD	55.00	1/17/14	1,553,960	—	2,070,356
Harmony Gold Mining Co., Ltd.	Deutsche Bank AG	Call	USD	15.00	1/17/14	2,218,767	—	222
Hewlett-Packard Co.	Goldman Sachs International	Call	USD	30.00	1/17/14	12,445,017	—	2,056,415
Humana, Inc.	Goldman Sachs International	Call	USD	105.00	1/17/14	1,291,616	—	629,934
IAMGOLD Corp.	Deutsche Bank AG	Call	USD	30.00	1/17/14	3,742,300	—	374
Intel Corp.	Goldman Sachs International	Call	USD	40.00	1/17/14	16,145,176	—	76,044
International Business Machines Corp.	Goldman Sachs International	Call	USD	295.00	1/17/14	1,679,099	—	22,114
J.C. Penney Co., Inc.	Goldman Sachs International	Call	USD	55.00	1/17/14	4,520,648	—	452
Kinross Gold Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	16,109,772	—	1,611
Marvell Technology Group Ltd.	Goldman Sachs International	Call	USD	20.00	1/17/14	9,364,201	—	94
Mastercard, Inc.	Goldman Sachs International	Call	USD	660.00	1/17/14	184,068	—	12,712,741
McDonald’s Corp.	Goldman Sachs International	Call	USD	135.00	1/17/14	2,906,133	—	55,565
Monster Beverage Corp.	Goldman Sachs International	Call	USD	105.00	1/17/14	2,260,325	—	107,162
NetApp, Inc.	Goldman Sachs International	Call	USD	60.00	1/17/14	5,295,618	—	99,505
New Gold, Inc.	Deutsche Bank AG	Call	USD	22.00	1/17/14	2,386,824	—	239
Novagold Resources, Inc.	Deutsche Bank AG	Call	USD	12.00	1/17/14	2,205,690	—	221
Pan American Silver Corp.	Deutsche Bank AG	Call	USD	50.00	1/17/14	4,024,352	—	402
QUALCOMM, Inc.	Goldman Sachs International	Call	USD	95.00	1/17/14	6,458,069	—	87,636
Randgold Resources Ltd.	Deutsche Bank AG	Call	USD	165.00	1/17/14	543,221	—	12,700
Royal Gold, Inc.	Deutsche Bank AG	Call	USD	125.00	1/17/14	535,297	—	12,644
Seabridge Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	352,481	—	25
Silver Standard Resources, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	985,275	—	98
Silver Wheaton Corp.	Deutsche Bank AG	Call	USD	55.00	1/17/14	4,041,492	—	58,157
Silvercorp Metals, Inc.	Deutsche Bank AG	Call	USD	15.00	1/17/14	2,298,349	—	230
Staples, Inc.	Goldman Sachs International	Call	USD	20.00	1/17/14	11,346,244	—	831,339
Starwood Hotels & Resorts Worldwide, Inc.	Goldman Sachs International	Call	USD	85.00	1/17/14	968,710	—	130,379
Stillwater Mining Co.	Deutsche Bank AG	Call	USD	25.00	1/17/14	2,577,565	—	62,248
United Technologies Corp.	Goldman Sachs International	Call	USD	120.00	1/17/14	2,454,067	—	305,801
UnitedHealth Group, Inc.	Goldman Sachs International	Call	USD	85.00	1/17/14	3,229,037	—	201,072
Visa, Inc.	Goldman Sachs International	Call	USD	190.00	1/17/14	735,737	—	8,825,872
Western Union Co.	Goldman Sachs International	Call	USD	25.00	1/17/14	2,260,325	—	53,683
Yamana Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	9,673,725	—	89,869
Yum! Brands, Inc.	Goldman Sachs International	Call	USD	100.00	1/17/14	2,260,325	—	40,618
Apple, Inc.	Goldman Sachs International	Call	USD	410.00	2/21/14	504,949	—	56,913,554
Topix Index	BNP Paribas S.A	Call	JPY	1,271.41	3/14/14	17,340,717	—	3,834,367
Topix Index	UBS AG	Call	JPY	1,157.50	4/11/14	18,848,442	—	13,714,982
Topix Index	JPMorgan Chase Bank N.A.	Call	JPY	1,164.04	5/09/14	159,283	—	13,887,839
Topix Index	Bank of America N.A.	Call	JPY	1,153.54	6/13/14	127,871	—	12,549,431
Topix Index	Goldman Sachs International	Call	JPY	1,143.74	7/11/14	14,190,400	—	13,017,799
Topix Index	Citibank N.A.	Call	JPY	1,246.74	9/12/14	17,202,386	—	10,990,374
Takeda Pharmaceutical Co., Ltd.	Goldman Sachs International	Call	JPY	4,906.34	10/09/14	722,147	—	1,524,524
MSCI Emerging Markets	Goldman Sachs International	Put	USD	889.49	11/15/13	226,164	—	67,849
S&P 500 Index	Credit Suisse International	Put	USD	1,670.00	11/15/13	194,005	—	324,958
S&P 500 Index	Credit Suisse International	Put	USD	1,680.00	11/15/13	369,439	—	748,115
KOSPI Index	Citibank N.A.	Put	USD	243.53	12/12/13	2,731	—	49,158
MSCI Emerging Markets	JPMorgan Chase Bank N.A.	Put	USD	929.05	12/20/13	186,091	—	1,020,298
Total								$176,166,310

See Notes to Consolidated Financial Statements.

20	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Consolidated Schedule of Investments (continued)

•	Exchange-traded options written as of October 31, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
SM Energy Co.	Call	USD	70.00	11/16/13	3,109	$(5,938,190)
Whiting Petroleum Corp.	Call	USD	52.50	12/21/13	4,665	(6,857,550)
Whiting Petroleum Corp.	Call	USD	62.50	12/21/13	6,158	(3,756,380)
Marathon Petroleum Corp.	Call	USD	77.50	1/18/14	6,187	(1,082,725)
PulteGroup, Inc.	Call	USD	19.00	1/18/14	12,448	(821,568)
S&P 500 Index	Call	USD	1,800.00	1/18/14	3,322	(6,112,480)
S&P 500 Index	Call	USD	1,825.00	1/18/14	3,286	(3,581,740)
The Travelers Cos., Inc.	Call	USD	82.50	1/18/14	1,361	(660,085)
Williams Sonoma, Inc.	Call	USD	52.50	1/18/14	3,410	(818,400)
Williams Sonoma, Inc.	Call	USD	55.00	1/18/14	2,460	(332,100)
ACE Ltd.	Call	USD	92.50	2/22/14	1,246	(629,230)
XL Group PLC	Call	USD	32.00	4/19/14	3,694	(371,247)
CBOE Volatility Index	Put	USD	14.00	11/20/13	12,508	(687,940)
PulteGroup, Inc.	Put	USD	15.00	1/18/14	12,479	(405,567)
S&P 500 Index	Put	USD	1,600.00	1/18/14	6,608	(5,815,040)
Dresser-Rand Group, Inc.	Put	USD	60.00	3/22/14	6,220	(2,301,400)
Marathon Petroleum Corp.	Put	USD	62.50	4/19/14	9,246	(2,473,305)
Marathon Petroleum Corp.	Put	USD	65.00	4/19/14	9,246	(3,189,870)
Phillips 66	Put	USD	57.50	5/17/14	12,328	(3,575,120)
Total						$(49,409,937)
•	Over-the-counter options written as of October 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
MSCI Emerging Markets	Goldman Sachs International	Call	USD	1,021.78	11/15/13	226,164	$(4,844,433)
MSCI Emerging Markets	JPMorgan Chase Bank N.A.	Call	USD	1,071.98	12/20/13	186,091	(2,329,282)
Halliburton Co.	Deutsche Bank AG	Call	USD	55.00	1/17/14	1,553,960	(2,049,005)
Apple, Inc.	Deutsche Bank AG	Call	USD	480.00	2/21/14	504,949	(26,633,580)
MSCI Emerging Markets	Goldman Sachs International	Put	USD	798.26	11/15/13	226,164	(20,355)
Topix Index	Citibank N.A.	Put	JPY	1,078.91	12/13/13	17,202,386	(717,660)
Topix Index	Goldman Sachs International	Put	JPY	1,089.26	12/13/13	13,613,239	(672,840)
MSCI Emerging Markets	JPMorgan Chase Bank N.A.	Put	USD	833.76	12/20/13	186,091	(272,087)
Topix Index	BNP Paribas S.A.	Put	JPY	1,112.48	3/14/14	17,340,717	(3,766,070)
Total							$(41,305,312)

•	Centrally cleared credit default swaps — buy protection outstanding as of October 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Unrealized Appreciation
Dow Jones CDX North America High Yield Index, Series 21, Version 1	5.00%	Chicago Mercantile	12/20/18	USD	413,072	$1,213,367

•	Over-the-counter interest rate swaps outstanding as of October 31, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Effective Date		Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
0.50%[1]	3-Month LIBOR	JPMorgan Chase Bank N.A.	N/A		9/17/15	USD	310,756	$(436,177)	—	$(436,177)
1.01%[2]	3-Month LIBOR	Deutsche Bank AG	9/27/15	[3]	9/27/16	USD	271,993	(363,464)	—	(363,464)
1.00%[2]	3-Month LIBOR	Goldman Sachs International	9/28/15	[3]	9/28/16	USD	1,309,229	(1,940,409)	—	(1,940,409)
1.19%[2]	3-Month LIBOR	JPMorgan Chase Bank N.A.	N/A		9/17/18	USD	133,681	(1,381,593)	—	(1,381,593)

Total								$(4,121,643)	—	$(4,121,643)
[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.
[3]	Forward swap.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	21

Consolidated Schedule of Investments (continued)

•	Over-the-counter total return swaps outstanding as of October 31, 2013 were as follows:

Reference Entity	Floating Rate/ Fixed Amount	Counterparty	Expiration Date	Notional Amount		Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
KOSPI 200 Future Contract December 2013	KRW 122,364,648,900[1]	Citibank N.A.	12/13/13	KRW	927	$2,118,620	—	$2,118,620
KOSPI 200 Future Contract December 2013	KRW 123,386,435,600[1]	Citibank N.A.	12/13/13	KRW	929	1,408,804	—	1,408,804
Hana Financial Group Inc.	1 Day Fed Funds overnight + 0.50%[2]	Goldman Sachs International	4/23/15	USD	611,030	43,480	—	43,480
SGX Nikkei Stock Average Dividend Point Index Future December 2015	JPY 2,703,510,000[1]	BNP Paribas S.A.	3/31/16	JPY	1,026	333,896	—	333,896
SGX Nikkei Stock Average Dividend Point Index Future December 2015	JPY 2,773,800,000[1]	BNP Paribas S.A.	3/31/16	JPY	1,035	(136,835)	—	(136,835)
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 2,726,515,000[1]	BNP Paribas S.A.	3/31/17	JPY	979	806,458	—	806,458
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 2,778,300,000[1]	BNP Paribas S.A.	3/31/17	JPY	980	308,960	—	308,960
Total						$4,883,383	—	$4,883,383
[1]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment at termination.
[2]	Fund receives the floating amount and pays the total return of the reference entity. Net payment at termination.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Consolidated Notes to Financial Statements.

See Notes to Consolidated Financial Statements.

22	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Consolidated Schedule of Investments (continued)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$13,394,120	—	—	$13,394,120
Australia	—	$593,926,436	—	593,926,436
Austria	—	21,125,515	—	21,125,515
Belgium	21,120,738	99,485,134	$4,660,179	125,266,051
Brazil	513,113,049	—	—	513,113,049
Canada	1,066,406,652	—	—	1,066,406,652
Chile	50,173,404	—	—	50,173,404
China	41,834,139	334,815,762	—	376,649,901
Denmark	30,725,725	—	—	30,725,725
France	114,652,911	1,738,304,076	—	1,852,956,987
Germany	—	1,353,188,795	—	1,353,188,795
Hong Kong	475,532	167,425,625	—	167,901,157
India	31,440,046	—	—	31,440,046
Indonesia	27,354,697	16,683,785	—	44,038,482
Ireland	320,597,626	111,923,723	—	432,521,349
Israel	8,008,559	—	50,205,185	58,213,744
Italy	—	677,950,479	—	677,950,479
Japan	—	4,223,872,059	—	4,223,872,059
Kazakhstan	45,631,876	—	—	45,631,876
Luxembourg	63,514,317	—	—	63,514,317
Malaysia	31,144,642	178,872,924	—	210,017,566
Mexico	165,759,448	—	—	165,759,448
Netherlands	53,143,552	409,652,553	—	462,796,105
Norway	—	122,791,655	—	122,791,655
Peru	23,982,777	—	—	23,982,777
Philippines	23,641,878	—	—	23,641,878
Portugal	—	31,587,476	—	31,587,476
Russia	15,153,261	61,857,638	—	77,010,899
Singapore	—	247,093,427	—	247,093,427
South Africa	—	51,105,734	—	51,105,734
South Korea	16,589,185	580,038,013	—	596,627,198
Spain	16,642,516	187,214,901	—	203,857,417
Sweden	—	138,376,530	—	138,376,530
Switzerland	11,839,714	1,144,186,919	—	1,156,026,633
Taiwan	—	101,791,704	—	101,791,704
Thailand	103,483,861	—	—	103,483,861
United Arab Emirates	67,767,380	—	—	67,767,380
United Kingdom	473,620,529	1,657,926,729	57,448,793	2,188,996,051
United States	18,569,024,325	—	58,956,868	18,627,981,193
Corporate Bonds	—	3,135,344,895	540,147,181	3,675,492,076
Floating Rate Loan Interests	—	479,519,721	174,031,216	653,550,937
Foreign Agency Obligations	—	3,561,481,435	—	3,561,481,435
Non-Agency Mortgage-Backed Securities	—	71,698,449	—	71,698,449
US Treasury Obligations	—	2,587,876,317	—	2,587,876,317
Investment Companies	768,950,780	—	—	768,950,780
Preferred Securities	480,330,778	360,545,413	62,284,717	903,160,908
Rights	1,654,501	—	—	1,654,501
Warrants	—	6,235,890	—	6,235,890
Short-Term Securities:
Foreign Agency Obligations	—	694,006,740	—	694,006,740
Money Market Funds	—	219,813,503	—	219,813,503
Time Deposits	—	5,583,776	—	5,583,776
US Treasury Obligations	—	8,468,954,132	—	8,468,954,132

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	23

Consolidated Schedule of Investments (continued)

	Level 1	Level 2	Level 3	Total
Assets (concluded):
Investments (concluded):
Options Purchased:
Equity contracts	$41,825,991	$166,248,547	$4,059,164	$212,133,702
Foreign currency exchange contracts	—	5,858,599	—	5,858,599
Interest rate contracts	—	2,413,275	—	2,413,275
Liabilities:
Investments:
Investments Sold Short	(2,155,914)	—	—	(2,155,914)
Total	$23,210,842,595	$34,016,778,284	$951,793,303	$58,179,414,182

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$1,213,367	—	$1,213,367
Equity contracts	$398,405	5,020,218	—	5,418,623
Foreign currency exchange contracts	82,000	24,505,928	—	24,587,928
Liabilities:
Equity contracts	(70,248,336)	(33,303,150)	$(8,138,997)	(111,690,483)
Foreign currency exchange contracts	(55,393)	(21,388,304)	—	(21,443,697)
Interest rate contracts	—	(4,121,643)	—	(4,121,643)
Total	$(69,823,324)	$(28,073,584)	$(8,138,997)	$(106,035,905)
[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts, and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$2,119,472	—	—	$2,119,472
Liabilities:
Cash received as collateral for swaps	—	$(137,960,000)	—	(137,960,000)
Bank overdraft	—	(30,026,266)	—	(30,026,266)
Collateral on securities loaned at value	—	(219,813,503)	—	(219,813,503)
Total	$2,119,472	$(387,799,769)	—	$(385,680,297)

There were no transfers between Level 1 and Level 2 during the year ended October 31, 2013.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Options Purchased	Preferred Securities	Total
Assets:
Opening Balance, as of October 31, 2012	$40,439,364	$274,379,189	$144,427,482	—	—	$459,246,035
Transfers into Level 3	4,474,329	96,256,407	95,472,000	—	—	196,202,736
Transfers out of Level 3	—	—	—	—	—	—
Accrued discounts/premiums	—	43,987	800,153	—	—	844,140
Net realized gain (loss)	(31,303,751)	(1,071,157)	1,106,464	—	$42,107	(31,226,337)
Net change in unrealized appreciation/depreciation[2]	55,561,470	(39,876,100)	2,027,795	$(24,200,795)	6,846,776	359,146
Purchases	103,175,784	225,326,663	—	28,259,959	55,988,754	412,751,160
Sales	(1,076,171)	(14,911,808)	(69,802,678)	—	(592,920)	(86,383,577)
Closing Balance, as of October 31, 2013	$171,271,025	$540,147,181	$174,031,216	$4,059,164	$62,284,717	$951,793,303
[2]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations . The change in unrealized appreciation/depreciation on investments still held as of October 31, 2013 was $(29,542,966).

See Notes to Consolidated Financial Statements.

24	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Consolidated Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Equity Contracts
Liabilities
Opening Balance, as of October 31, 2012	—
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized realized loss	—
Net change in unrealized appreciation/depreciation[2]	$11,431,457
Purchases	—
Issues[3]	—
Sales	(19,570,454)
Settlements[4]	—
Closing Balance, as of October 31, 2013	$(8,138,997)

[2]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held as of October 31, 2013 was $11,431,457.
[3]	Issues represent upfront cash received on certain derivative financial instruments.
[4]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.
BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	25

Consolidated Statement of Assets and Liabilities

October 31, 2013

Assets
Investments at value — unaffiliated (including securities loaned of $203,563,477),(cost — $47,694,916,445)	$57,292,150,804
Investments at value — affiliated (cost — $980,347,064)	889,419,292
Cash pledged for centrally cleared swaps	44,900,000
Foreign currency at value (cost — $2,125,586)	2,119,472
Investments sold receivable	244,692,467
Interest receivable	93,335,378
Capital shares sold receivable	91,771,598
Dividends receivable	59,146,077
Unrealized appreciation on foreign currency exchange contracts	24,587,928
Swaps receivable	8,517,974
Options written receivable	7,655,895
Unrealized appreciation on over-the-counter swaps	5,020,218
Variation margin receivable on financial futures contracts	4,316,238
Securities lending income receivable — affiliated	172,808
Prepaid expenses	1,257,252
Total assets	58,769,063,401

Liabilities
Collateral on securities loaned at value	219,813,503
Bank overdraft	30,026,266
Cash collateral held for swaps	137,960,000
Investments purchased payable	273,976,010
Capital shares redeemed payable	94,344,196
Options written at value (premiums received — $97,111,076)	90,715,249
Investment advisory fees payable	32,217,624
Swaps payable	30,276,822
Unrealized depreciation on foreign currency exchange contracts	21,443,697
Service and distribution fees payable	18,556,859
Unrealized depreciation on over-the-counter swaps	4,258,478
Variation margin payable on centrally cleared swaps	2,459,726
Investments sold short at value (proceeds — $2,643,084)	2,155,914
Officer’s and Directors’ fees payable	117,657
Dividends payable on short sales	64,337
Other affiliates payable	45,374
Other accrued expenses payable	16,129,080
Total liabilities	974,560,792
Net Assets	$57,794,502,609

Net Assets Consist of
Paid-in capital	$45,954,973,431
Distributions in excess of net investment income	(11,970,870)
Accumulated net realized gain	2,352,916,650
Net unrealized appreciation/depreciation	9,498,583,398
Net Assets	$57,794,502,609

Net Asset Value
Institutional — Based on net assets of $20,968,279,109 and 955,281,437 shares outstanding, 2 billion shares authorized, $0.10 par value	$21.95
Investor A — Based on net assets of $18,858,846,395 and 863,715,697 shares outstanding, 2 billion shares authorized, $0.10 par value	$21.83
Investor B — Based on net assets of $500,197,293 and 23,473,074 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$21.31
Investor C — Based on net assets of $16,170,658,110 and 797,890,996 shares outstanding, 2 billion shares authorized, $0.10 par value	$20.27
Class R — Based on net assets of $1,296,521,702 and 61,508,254 shares outstanding, 2 billion shares authorized, $0.10 par value	$21.08

See Notes to Consolidated Financial Statements.

26	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Consolidated Statement of Operations
Year Ended October 31, 2013

Investment Income
Dividends — unaffiliated	$787,979,060
Interest	416,690,551
Securities lending — affiliated — net	2,892,869
Dividends — affiliated	344,792
Foreign taxes withheld	(35,820,995)
Total income	1,172,086,277

Expenses
Investment advisory	412,500,349
Service — Investor A	44,890,326
Service and distribution — Investor B	5,778,202
Service and distribution — Investor C	155,598,670
Service and distribution — Class R	6,190,610
Transfer agent — Institutional	16,906,335
Transfer agent — Investor A	18,357,332
Transfer agent — Investor B	951,863
Transfer agent — Investor C	15,914,161
Transfer agent — Class R	2,425,725
Accounting services	5,546,948
Custodian	5,516,165
Professional	1,160,412
Officer and Directors	946,101
Printing	929,576
Registration	779,527
Miscellaneous	973,249
Total expenses excluding interest expense, dividend expense and stock loan fees	695,365,551
Interest expense	129,976
Dividend expense	378,644
Stock loan fees	89,377
Total expenses	695,963,548
Less fees waived by Manager	(47,007,200)
Total expenses after fees waived	648,956,348
Net investment income	523,129,929

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	2,896,722,554
Investments — affiliated	(24,475,228)
Redemptions In-kind[1]	133,224,598
Financial futures contracts	15,174,165
Foreign currency transactions	152,485,310
Options written	186,194,072
Swaps	(42,272,623)
3,317,052,848
Net change in unrealized appreciation/depreciation on:
Investments	3,171,873,948
Financial futures contracts	(44,789,599)
Foreign currency translations	31,632,501
Options written	(36,130,723)
Swap	(8,305,924)
Short sales	487,170
3,114,767,373
Total realized and unrealized gain	6,431,820,221
Net Increase in Net Assets Resulting from Operations	$6,954,950,150
[1]	See Note 2 for Redemptions-In-Kind in the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	27

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$523,129,929	$627,731,294
Net realized gain (loss)	3,317,052,848	(344,915,308)
Net change in unrealized appreciation/depreciation	3,114,767,373	2,125,892,469
Net increase in net assets resulting from operations	6,954,950,150	2,408,708,455

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(281,750,755)	(345,855,589)
Investor A	(211,139,435)	(297,480,891)
Investor B	(1,820,029)	(6,902,310)
Investor C	(86,255,488)	(169,522,537)
Class R	(11,035,205)	(15,982,057)
Net realized gain:
Institutional	—	(167,694,664)
Investor A	—	(174,007,263)
Investor B	—	(8,970,948)
Investor C	—	(167,603,674)
Class R	—	(11,135,762)
Decrease in net assets resulting from dividends and distributions to shareholders	(592,000,912)	(1,365,155,695)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(1,529,364,601)	(461,753,985)

Net Assets
Total increase in net assets	4,833,584,637	581,798,775
Beginning of year	52,960,917,972	52,379,119,197
End of year	$57,794,502,609	$52,960,917,972
Distributions in excess of net investment income, end of year	$(11,970,870)	$(94,151,130)
[1]	Determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

28	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Consolidated Financial Highlights

	Institutional
	Year Ended October 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$19.54	$19.16	$19.07	$17.42	$15.20
Net investment income[1]	0.28	0.31	0.38	0.33	0.35
Net realized and unrealized gain	2.43	0.64	0.08 [2]	1.65 [2]	2.61 [2]
Net increase from investment operations	2.71	0.95	0.46	1.98	2.96
Dividends and distributions from:[3]
Net investment income	(0.30)	(0.38)	(0.37)	(0.33)	(0.74)
Net realized gain	—	(0.19)	—	—	—
Total dividends and distributions	(0.30)	(0.57)	(0.37)	(0.33)	(0.74)
Net asset value, end of year	$21.95	$19.54	$19.16	$19.07	$17.42

Total Investment Return[4]
Based on net asset value	13.97%	5.20%	2.39%	11.54%	20.43%

Ratios to Average Net Assets
Total expenses	0.87%	0.87%	0.87%	0.88%	0.91%
Total expenses after fees waived	0.78%	0.79%	0.78%	0.81%	0.87%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	0.78%	0.79%	0.78%	0.81%	0.85%
Net investment income	1.35%	1.61%	1.92%	1.83%	2.26%

Supplemental Data
Net assets, end of year (000)	$20,968,279	$18,657,773	$16,879,389	$12,894,088	$8,066,571
Portfolio turnover	50%	39%	31%	29%	33%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	29

Consolidated Financial Highlights (continued)

	Investor A
	Year Ended October 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$19.44	$19.06	$18.97	$17.34	$15.13
Net investment income[1]	0.22	0.25	0.32	0.28	0.31
Net realized and unrealized gain	2.41	0.65	0.09 [2]	1.64 [2]	2.60 [2]
Net increase from investment operations	2.63	0.90	0.41	1.92	2.91
Dividends and distributions from:[3]
Net investment income	(0.24)	(0.33)	(0.32)	(0.29)	(0.70)
Net realized gain	—	(0.19)	—	—	—
Total dividends and distributions	(0.24)	(0.52)	(0.32)	(0.29)	(0.70)
Net asset value, end of year	$21.83	$19.44	$19.06	$18.97	$17.34

Total Investment Return[4]
Based on net asset value	13.63%	4.92%	2.13%	11.20%	20.14%

Ratios to Average Net Assets
Total expenses	1.13%	1.15%	1.14%	1.15%	1.18%
Total expenses after fees waived	1.05%	1.07%	1.06%	1.08%	1.13%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	1.05%	1.07%	1.06%	1.08%	1.12%
Net investment income	1.08%	1.33%	1.63%	1.56%	2.00%

Supplemental Data
Net assets, end of year (000)	$18,858,846	$17,292,587	$17,638,914	$15,724,095	$11,844,981
Portfolio turnover	50%	39%	31%	29%	33%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

30	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Consolidated Financial Highlights (continued)

	Investor B
	Year Ended October 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$18.96	$18.57	$18.49	$16.91	$14.76
Net investment income[1]	0.06	0.09	0.10	0.13	0.18
Net realized and unrealized gain	2.35	0.65	0.14 [2]	1.61 [2]	2.53 [2]
Net increase from investment operations	2.41	0.74	0.24	1.74	2.71
Dividends and distributions from:[3]
Net investment income	(0.06)	(0.16)	(0.16)	(0.16)	(0.56)
Net realized gain	—	(0.19)	—	—	—
Total dividends and distributions	(0.06)	(0.35)	(0.16)	(0.16)	(0.56)
Net asset value, end of year	$21.31	$18.96	$18.57	$18.49	$16.91

Total Investment Return[4]
Based on net asset value	12.75%	4.10%	1.25%	10.35%	19.15%

Ratios to Average Net Assets
Total expenses	1.95%	1.95%	1.97%	1.96%	2.00%
Total expenses after fees waived	1.86%	1.86%	1.87%	1.89%	1.95%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	1.86%	1.86%	1.87%	1.89%	1.94%
Net investment income	0.28%	0.51%	0.50%	0.74%	1.17%

Supplemental Data
Net assets, end of year (000)	$500,197	$660,370	$930,028	$1,209,744	$1,442,397
Portfolio turnover	50%	39%	31%	29%	33%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	31

Consolidated Financial Highlights (continued)

	Investor C
	Year Ended October 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$18.06	$17.75	$17.70	$16.21	$14.19
Net investment income[1]	0.06	0.10	0.16	0.13	0.18
Net realized and unrealized gain	2.26	0.59	0.08 [2]	1.54 [2]	2.43 [2]
Net increase from investment operations	2.32	0.69	0.24	1.67	2.61
Dividends and distributions from:[3]
Net investment income	(0.11)	(0.19)	(0.19)	(0.18)	(0.59)
Net realized gain	—	(0.19)	—	—	—
Total dividends and distributions	(0.11)	(0.38)	(0.19)	(0.18)	(0.59)
Net asset value, end of year	$20.27	$18.06	$17.75	$17.70	$16.21

Total Investment Return[4]
Based on net asset value	12.86%	4.08%	1.34%	10.37%	19.24%

Ratios to Average Net Assets
Total expenses	1.88%	1.90%	1.90%	1.91%	1.94%
Total expenses after fees waived	1.80%	1.82%	1.81%	1.84%	1.89%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	1.80%	1.82%	1.81%	1.84%	1.88%
Net investment income	0.33%	0.58%	0.89%	0.81%	1.23%

Supplemental Data
Net assets, end of year (000)	$16,170,658	$15,179,009	$15,853,615	$14,921,531	$11,251,502
Portfolio turnover	50%	39%	31%	29%	33%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

32	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Consolidated Financial Highlights (concluded)

	Class R
	Year Ended October 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$18.78	$18.44	$18.36	$16.80	$14.69
Net investment income[1]	0.15	0.18	0.21	0.21	0.25
Net realized and unrealized gain	2.33	0.62	0.13 [2]	1.59 [2]	2.51 [2]
Net increase from investment operations	2.48	0.80	0.34	1.80	2.76
Dividends and distributions from:[3]
Net investment income	(0.18)	(0.27)	(0.26)	(0.24)	(0.65)
Net realized gain	—	(0.19)	—	—	—
Total dividends and distributions	(0.18)	(0.46)	(0.26)	(0.24)	(0.65)
Net asset value, end of year	$21.08	$18.78	$18.44	$18.36	$16.80

Total Investment Return[4]
Based on net asset value	13.26%	4.52%	1.84%	10.83%	19.67%

Ratios to Average Net Assets
Total expenses	1.48%	1.51%	1.47%	1.49%	1.54%
Total expenses after fees waived	1.39%	1.43%	1.38%	1.42%	1.49%
Total expenses after fees waived and excluding interest expense, dividend expense and stock loan fees	1.39%	1.43%	1.38%	1.42%	1.48%
Net investment income	0.74%	0.97%	1.11%	1.22%	1.65%

Supplemental Data
Net assets, end of year (000)	$1,296,522	$1,171,179	$1,077,174	$926,471	$576,189
Portfolio turnover	50%	39%	31%	29%	33%
[1]	Based on average shares outstanding.
[2]	Includes a redemption fee, which is less than $0.01 per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	33

Notes to Consolidated Financial Statements

1. Organization:

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland Corporation. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and which primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and other derivatives and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the year ended October 31, 2013, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2. Significant Accounting Policies:

The Fund’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of

34	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Notes to Consolidated Financial Statements (continued)

its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	35

Notes to Consolidated Financial Statements (continued)

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Redemptions-In-Kind: The Fund transferred securities and cash to shareholders in connection with a redemption-in-kind transaction. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For the year ended October 31, 2013, the Fund had redemptions-in-kind of $548,790,278. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind, which are included in the Consolidated Statement of Operations, were as follows:

Investments – unaffiliated	$132,795,612
Investments – affiliated	676,759
Options written	(238,893)
Swaps	(8,880)
Total	$133,224,598

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended October 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Consolidated Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s consolidated financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

36	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Notes to Consolidated Financial Statements (continued)

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	37

Notes to Consolidated Financial Statements (continued)

business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at

38	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Notes to Consolidated Financial Statements (continued)

settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Consolidated Schedule of Investments.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended October 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk, and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	39

Notes to Consolidated Financial Statements (continued)

by the Fund as unrealized appreciation or depreciation, and if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

The Fund may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Fund may invest in various types of barrier options including down-and-in options. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements in which the Fund and counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the

40	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Notes to Consolidated Financial Statements (continued)

Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•	Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.
•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.
BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	41

Notes to Consolidated Financial Statements (continued)

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2013
	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation; Investments at value — unaffiliated[1]	$2,413,275	Net unrealized appreciation/depreciation; Unrealized depreciation on over-the-counter swaps	$4,121,643

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Unrealized appreciation on over-the-counter swaps	30,446,527	Unrealized depreciation on foreign currency exchange contracts; Unrealized appreciation on over-the-counter swaps	21,443,697

Credit contracts	Net unrealized appreciation/depreciation[2]	1,213,367		—

Equity contracts	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on over-the-counter swaps; Investments at value — unaffiliated[1]	217,552,325	Net unrealized appreciation/depreciation[1]; Unrealized appreciation on over-the-counter swaps; Options written at value	111,690,483
Total		$251,625,494		$137,255,823
[1]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
[2]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended October 31, 2013

	Net Realized Gain (Loss) From
	Financial Futures Contracts	Swaps	Options[3]	Foreign Currency Transactions
Interest rate contracts	—	$(14,537,134)	$38,123,228	—
Foreign currency exchange contracts	—	—	(13,603,847)	$ 145,043,693
Credit contracts	—	(36,326,967)	—	—
Equity contracts	$15,174,165	4,902,232	345,070,518	—
Total	$15,174,165	$(45,961,869)	$369,589,899	$ 145,043,693

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options[3]	Foreign Currency Translations
Interest rate contracts	$287,697	$(6,177,223)	$(2,051,621)	—
Foreign currency exchange contracts	—	—	5,161,193	$ 30,890,358
Credit contracts	—	1,213,367	—	—
Equity contracts	(45,077,296)	(3,342,068)	(44,142,580)	—
Total	$(44,789,599)	$(8,305,924)	$(41,033,008)	$ 30,890,358
[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
42	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Notes to Consolidated Financial Statements (continued)

For the year ended October, 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	3,055
Average number of contracts sold	11,739
Average notional value of contracts purchased	$198,836,871
Average notional value of contracts sold	$808,699,723
Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	65
Average number of contracts-US dollars sold	16
Average US dollar amounts purchased	$6,049,404,946
Average US dollar amounts sold	$1,469,948,478
Options:
Average number of option contracts purchased	782,558,133
Average number of option contracts written	240,252,641
Average notional value of option contracts purchased	$22,164,546,341
Average notional value of option contracts written	$4,358,040,101
Average number of swaption contracts purchased	1
Average number of swaption contracts written	1
Average notional value of swaption contracts purchased	$97,910,043
Average notional value of swaption contracts written	$54,417,841
Credit default swaps:
Average number of contracts — buy protection	2
Average notional value — buy protection	$251,537,730
Interest rate swaps:
Average number of contracts-pays fixed rate	3
Average number of contracts-receives fixed rate	7
Average notional value- pays fixed rate	$732,986,683
Average notional value- receives fixed rate	$3,167,850,582
Total return swaps:
Average number of contracts	3
Average notional value	$133,010,687

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund does not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. Credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	43

Notes to Consolidated Financial Statements (continued)

from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets.

The Manager voluntarily agreed to waive a portion of its fees payable by the Fund, which is included in fees waived by Manager in the Consolidated Statement of Operations. Such fee was reduced for average daily net assets as follows:

In excess of $10 Billion, but not exceeding $15 Billion	0.69%
In excess of $15 Billion, but not exceeding $20 Billion	0.68%
In excess of $20 Billion, but not exceeding $25 Billion	0.67%
In excess of $25 Billion, but not exceeding $30 Billion	0.65%
In excess of $30 Billion, but not exceeding $40 Billion	0.63%
In excess of $40 Billion, but not exceeding $60 Billion	0.62%
In excess of $60 Billion, but not exceeding $80 Billion	0.61%
Greater than $80 Billion	0.60%

For the year ended October 31, 2013, the Manager waived $47,000,060, which is included in fees waived by Manager in the Consolidated Statement of Operations. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Consolidated Statement of Operations. For the year ended October 31, 2013, the amount waived was $7,140.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager. Effective July 1, 2013, the sub-advisory agreement with BIL expired.

For the year ended October 31, 2013, the Fund reimbursed the Manager $615,357 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended October 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $2,336,400.

For the year ended October 31, 2013, affiliates received CDSCs as follows:

Investor A	$193,927
Investor B	$493,395
Investor C	$1,147,942

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended October 31, 2013, the

44	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Notes to Consolidated Financial Statements (continued)

Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$107,347
Investor A	$352,952
Investor B	$15,294
Investor C	$260,204
Class R	$28,797

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Consolidated Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Consolidated Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the year ended October 31, 2013, BIM received $1,495,866 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Consolidated Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended October 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $48,754,619 and $76,732,119, respectively.

6. Purchases and Sales:

Purchases and sales of investments including paydowns and mortgage dollar rolls and excluding short-term securities and US government securities for the year ended October 31, 2013 were $23,010,831,595 and $25,172,486,322, respectively.

Purchases and sales of US government securities for the Fund for the year ended October 31, 2013, were $3,106,886,498 and $3,398,695,953, respectively.

Transactions in options written for the year ended October 31, 2013 were as follows:

	Calls
	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of year	4,431,392	398,853	$67,958,349
Options written	78,974,131	—	152,131,044
Options exercised	(3,286,588)	—	(45,007,211)
Options expired	(6,765,660)	(398,853)	(32,349,427)
Options closed	(70,830,765)	—	(106,040,430)
Outstanding options, end of year	2,552,510	—	$36,692,325

	Puts
	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of year	2,731,901	19,904,958	$78,551,693
Options written	165,188,498	8,927,898,500	251,052,443
Options expired	(21,894,473)	(19,904,958)	(60,398,892)
Options closed	(97,388,694)	(8,927,898,500)	(208,786,493)
Outstanding options, end of year	48,637,232	—	$60,418,751
[1]	Amount shown is in the currency in which the transaction was denominated.

As of October 31, 2013, the value of portfolio securities subject to covered call options written was $495,722,860.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	45

Notes to Consolidated Financial Statements (continued)

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of October 31, 2013, attributable to foreign currency transactions, amortization methods on fixed income securities, income recognized from a wholly owned subsidiary, in-kind redemptions, the accounting for swap agreements and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Paid-in capital	$138,638,359
Distributions in excess of net investment income	$151,051,243
Accumulated net unrealized gain	$(289,689,602)

The tax character of distributions paid during fiscal years ended October 31, 2013 and October 31, 2012 was as follows:

	10/31/13	10/31/12
Ordinary income	$592,000,912	$835,743,384
Long-term capital gains	—	529,412,311
Total	$592,000,912	$1,365,155,695

As of October 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$896,651,105
Undistributed long-term capital gains	1,919,214,977
Net unrealized gains[1]	9,023,663,096
Total	$11,839,529,178
[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the accounting for swap agreements and the investment in a wholly owned subsidiary.

During the year ended October 31, 2013, the Fund utilized $181,471,523 of its capital loss carryforward.

As of October 31, 2013 gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$49,007,281,685
Gross unrealized appreciation	$10,730,273,664
Gross unrealized depreciation	(1,555,985,253)
Net unrealized appreciation	$9,174,288,411

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended October 31, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign

46	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Notes to Consolidated Financial Statements (concluded)

securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

As of October 31, 2013, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	8%
Commercial Banks	6
Pharmaceuticals	5
Health Care Providers & Service	4
Capital Markets	4
Other[1]	73
[1]	Consists of US Treasury Obligations and Foreign Government Obligations (11%), all other industries less than 4% of long-term investments (62%).

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	236,562,194	$4,912,944,840	273,863,655	$5,245,380,571
Shares issued to shareholders in reinvestment of dividends and distributions	12,466,525	256,776,594	24,700,311	446,810,377
Shares redeemed	(248,642,593)	(5,147,658,686)	(224,638,746)	(4,291,124,720)
Net increase	386,126	$22,062,748	73,925,220	$1,401,066,228

Investor A
Shares sold	151,463,267	$3,130,832,532	168,071,503	$3,149,931,066
Shares issued to shareholders in reinvestment of dividends and distributions	9,567,065	196,299,731	24,321,984	437,027,026
Shares redeemed	(186,986,839)	(3,840,211,754)	(228,113,808)	(4,282,494,140)
Net decrease	(25,956,507)	$(513,079,491)	(35,720,321)	$(695,536,048)

Investor B
Shares sold	445,040	$8,862,684	887,588	$16,471,432
Shares issued to shareholders in reinvestment of dividends and distributions	81,021	1,623,345	816,306	14,204,452
Shares redeemed	(11,884,762)	(238,978,697)	(16,941,470)	(314,419,267)
Net decrease	(11,358,701)	$(228,492,668)	(15,237,576)	$(283,743,383)

Investor C
Shares sold	104,281,501	$2,006,267,393	107,410,201	$1,902,965,466
Shares issued to shareholders in reinvestment of dividends and distributions	4,130,310	79,179,636	18,672,468	310,979,902
Shares redeemed	(150,820,298)	(2,878,633,447)	(179,080,727)	(3,168,167,011)
Net decrease	(42,408,487)	$(793,186,418)	(52,998,058)	$(954,221,643)

Class R
Shares sold	16,427,385	$327,077,774	19,609,466	$360,751,017
Shares issued to shareholders in reinvestment of dividends and distributions	554,689	11,026,478	1,561,125	27,082,552
Shares redeemed	(17,853,357)	(354,773,024)	(17,221,282)	(317,152,708)
Net increase (decrease)	(871,283)	$(16,668,772)	3,949,309	$70,680,861
Total Net Decrease	(80,208,852)	$(1,529,364,601)	(26,081,426)	$(461,753,985)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Global Allocation Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Global Allocation Fund, Inc. and Subsidiary (the “Fund”), including the consolidated schedule of investments, as of October 31, 2013, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Global Allocation Fund, Inc. and Subsidiary as of October 31, 2013, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
December 23, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Global Allocation Fund, Inc. during the fiscal year ended October 31, 2013.

Payable Date:	December 20, 2012	July 20, 2013
Qualified Dividend Income for Individuals[1]	98.51%	51.96%
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	67.86%	22.85%
Federal Obligation Interest[2]	7.11%	5.12%
Interest-Related Dividends for Non-US Residents[3]	9.09%	61.62%
[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
[2]	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
[3]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

48	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of the BlackRock Global Allocation Fund, Inc. (the “Fund”) met in person on April 9, 2013 (the “April Meeting”) and May 14-15, 2013 (the “May Meeting”) to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Fund by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	49

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
50	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the third, third and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively; five-year performance was in the 27th percentile. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods compared to its Lipper Performance Universe. The Board was informed that, among other things, for the one-year period, the major detractors from performance included stock selection in the US, Canada and Australia (largely attributed to gold-related mining companies), and an allocation to cash as global equity and fixed income markets broadly advanced over the period. The Fund held cash in lieu of fixed income and to mitigate risk in the Fund’s portfolio. Three-year underperformance can be attributed to the Fund’s underweight to fixed income, notably US Treasury bonds and other sovereign rate debt. The Fund remained underweight to fixed income given low interest rates across the bond markets and the potential risk of absolute losses with a rise in interest rates.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile relative to the Fund’s Expense Peers. The Board further noted, the Fund’s actual management fee rate ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes voluntary breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of contractual breakpoints and/or revised voluntary breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

52	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007
Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.
				28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007
Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.
				28 RICs consisting of 84 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007
Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.
				28 RICs consisting of 84 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007
Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.
				28 RICs consisting of 84 Portfolios	None

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007
Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.
				28 RICs consisting of 84 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007
Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.
				28 RICs consisting of 84 Portfolios	None
BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	53

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007
Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.
				28 RICs consisting of 84 Portfolios	None
[1] Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.
[2] Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				155 RICs consisting of 283 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007
Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Commit- tees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.
				28 RICs consisting of 84 Portfolios	BlackRock, Inc.

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				155 RICs consisting of 283 Portfolios	None
[3] Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
54	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012
Director of BlackRock since 2010; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Directors is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540
Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110
	Distributor BlackRock Investments, LLC New York, NY 10022 Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019 Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809
BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	55

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

56	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013	57

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Long/Short Equity Fund	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Global SmallCap Fund	BlackRock Real Estate Securities Fund
BlackRock Commodity Strategies Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000 Index Fund
BlackRock Disciplined Small Cap Core Fund	BlackRock International Fund	BlackRock Science & Technology
BlackRock Emerging Markets Fund	BlackRock International Index Fund	Opportunities Portfolio
BlackRock Emerging Markets Dividend Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Stock Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock EuroFund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Flexible Equity Fund	BlackRock Long-Horizon Equity Fund
BlackRock Focus Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio

Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock International Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock Investment Grade Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock U.S. Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Secured Credit Portfolio	BlackRock U.S. Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Short Obligations Fund	BlackRock Ultra-Short Obligations Fund
BlackRock GNMA Portfolio	BlackRock Short-Term Treasury Fund	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolio
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

58	BLACKROCK GLOBAL ALLOCATION FUND, INC.	OCTOBER 31, 2013

[THIS PAGE INTENTIONALLY LEFT BLANK]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

GA-10/13-AR

Item 2 –  Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –  Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$85,263	$85,000	$0	$0	$20,350	$30,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

2

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:
3

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Global Allocation Fund, Inc.	$20,350	$30,350

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Global Allocation Fund, Inc.

Date: January 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John M. Perlowski

John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Global Allocation Fund, Inc.

Date: January 2, 2014

By: /s/ Neal J. Andrews

Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Global Allocation Fund, Inc.

Date: January 2, 2014

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